                                                                                                           Registration No. 33-15974
                                                                                                                            811-5242
====================================================================================================================================
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       Washington, D.C. 20549

                                                              FORM N-4

                                    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                                                    Pre-Effective Amendment No.  _______    [ ]
                                                    Post-Effective Amendment No. ___28__    [X]
                                                               and/or
                            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                                      Amendment No.___29___                 [X]

                                                  LBVIP VARIABLE ANNUITY ACCOUNT I
                                                     (Exact Name of Registrant)

                                      LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                                        (Name of Depositor)

                                       625 Fourth Avenue South, Minneapolis, Minnesota 55415
                                  (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 Depositor's Telephone Number, including Area Code: (612) 340-7005

                                                           John C. Bjork
                                      Lutheran Brotherhood Variable Insurance Products Company
                                                      625 Fourth Avenue South
                                                    Minneapolis, Minnesota 55415
                                              (Name and Address of Agent for Service)

                                           APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                             As soon as practicable after the Registration Statement becomes effective.

                           It is proposed that this filing will become effective (check appropriate box)

  [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
  [X]  on April 30, 2003 pursuant to paragraph (b) of Rule 485
  [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
  [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485
  [ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                TITLE OF SECURITIES BEING REGISTERED
Interest in a separate account under flexible premium deferred variable annuity contracts.

====================================================================================================================================

                       LBVIP Variable Annuity Account I
                                  PROSPECTUS
                                      FOR
              Flexible Premium Deferred Variable Annuity Contract
                                   ISSUED BY
           Lutheran Brotherhood Variable Insurance Products Company

                  Service Center:           Corporate Office:
              4321 North Ballard Road    625 Fourth Avenue South
              Appleton, WI 54919-0001   Minneapolis, MN 55415-1665
              Telephone: 800-THRIVENT    Telephone: 800-THRIVENT
             E-mail: mail@thrivent.com  E-mail: mail@thrivent.com

This Prospectus describes a flexible premium deferred variable annuity contract
(the "Contract") which was issued by Lutheran Brotherhood Variable Insurance
Products Company ("LBVIP," "we," "us" or "our"). We are a stock life insurance company that is an indirect subsidiary of Thrivent Financial for Lutherans
("Thrivent Financial"), a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, the Contract Owner ("you")
may continue to allocate net premiums among investment alternatives with different investment objectives.

We allocate net premiums based on the Annuitant's designation to one or more
Subaccounts of LBVIP Variable Annuity Account I (the "Variable Account"),
and/or to the Fixed Account (which is the general account of ours, and which pays interest in an amount that is at least as great as the guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding
Portfolio of AAL Variable Product Series Fund, Inc. or LB Series Fund, Inc.
(each a "Fund", and collectively the "Funds"), which are diversified, open-end management investment companies (commonly known as "mutual funds"). The accompanying prospectuses for the Funds describe the investment objectives and attendant risks of the following Portfolios of the Funds:

               AAL Variable Product       LB Series Fund, Inc.:
                Series Fund, Inc.:
             Technology Stock Portfolio Small Cap Growth Portfolio
             Small Cap Stock Portfolio   (subadvised by Franklin
             Small Cap Index Portfolio       Advisers, Inc.)
             Small Cap Value Portfolio     Opportunity Growth
              Mid Cap Stock Portfolio           Portfolio
              Mid Cap Index Portfolio     Mid Cap Select Growth
              International Portfolio           Portfolio
              (subadvised by Oechsle         (subadvised by
              International Advisors,    Massachusetts Financial
                       LLC)                 Services Company)
             Capital Growth Portfolio   Mid Cap Growth Portfolio
                Large Company Index      World Growth Portfolio
                     Portfolio           (subadvised by T. Rowe
              Real Estate Securities    Price International, Inc.)
                     Portfolio              All Cap Portfolio
                Balanced Portfolio       (subadvised by Fidelity
             High Yield Bond Portfolio    Management & Research
              (subadvised by Pacific            Company)
               Investment Management        Growth Portfolio
                   Company LLC)         Investors Growth Portfolio
               Bond Index Portfolio          (subadvised by
                Mortgage Securities      Massachusetts Financial
                     Portfolio              Services Company)
                                         Growth Stock Portfolio
                                         (subadvised by T. Rowe
                                         Price Associates, Inc.)
                                             Value Portfolio
                                          High Yield Portfolio
                                            Income Portfolio
                                          Limited Maturity Bond
                                                Portfolio
                                         Money Market Portfolio.

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (SAI) dated April 30, 2002.
That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI without charge by writing to us at our address above. In addition, the
Securities and Exchange Commission maintains a Web site (http://www.sec.gov)
that contains the SAI. The Table of Contents for the Statement of Additional
Information may be found on Page 29 of this Prospectus. Appendix A sets forth definitions of special terms used in this Prospectus.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing and should be read and kept for future reference. It is valid only when accompanied or preceded by the current prospectuses of AAL Variable Product Series Fund, Inc. and LB Series
Fund, Inc.

                The date of this Prospectus is April 30, 2003.

                                                             Page
            FEE AND EXPENSE TABLE...............................  4
            SUMMARY
              The Contract......................................  6
              Annuity Provisions................................  6
              Federal Tax Status................................  6
              Condensed Financial Information...................  6
              Performance Information...........................  6
            LBVIP AND THE VARIABLE ACCOUNT
              LBVIP.............................................  8
              The Variable Account..............................  8
            INVESTMENT OPTIONS
              Variable Investment Options and the Subaccounts...  9
              Investment Management............................. 12
              Addition, Deletion, Combination, or Substitution
              of Investments.................................... 13
              Fixed Account..................................... 13
            THE CONTRACT

            CHARGES AND DEDUCTIONS
              Surrender Charge (Contingent Deferred Sales

            ANNUITY PROVISIONS

            GENERAL PROVISIONS

            FEDERAL TAX STATUS

            STATEMENT OF ADDITIONAL INFORMATION
              Table of Contents................................. 29
              Order Form........................................ 29
            APPENDIX A - DEFINITIONS
            APPENDIX B - CONDENSED FINANCIAL
                        INFORMATION

FEE AND EXPENSE TABLE

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you own or surrender the Contract or transfer cash value between investment options. You pay no initial sales charge when you purchase the
Contract. We will deduct any premium taxes that apply.

Contract Owner Transaction Expenses

 Sales Load Imposed on Purchase (as a percentage of purchase payments)         0%
 Maximum Deferred Sales Load (as a percentage of Excess Amount surrendered) 6%/1/
 Exchange Fee                                                                  0%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Fee                                                         $30.00/2/
Annual Subaccount Expenses
(as a percentage of average daily Accumulated Value or Annuity Unit Value)
                                                  Current/3/                Maximum

 Mortality and Expense Risk Charge                  1.10%                    1.25%
 Total Subaccount Annual Expenses                   1.10%                    1.25%

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you pay periodically during the time that you own the
Contract. More detail concerning the fees and expenses of the Portfolios of the
Funds is contained in the prospectus for each Fund.

Total Annual Portfolio Operating Expenses/4/                      Minimum Maximum

 (expenses that are deducted from the Portfolio assets, including
   management fees and other expenses)                             0.35%   1.55%

Example
This Example is intended to help you compare the cost of investing in the
Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5%
return each year and assumes the maximum fees and expenses of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

o  If you surrender or annuitize your Contract at the end of the applicable time period:

            1 Year          3 Years         5 Years        10 Years
            ------          -------         -------        --------
        Minimum Maximum Minimum Maximum Minimum Maximum Minimum Maximum
        ------- ------- ------- ------- ------- ------- ------- -------
         $707    $783    $860   $1,095  $1,009  $1,414  $1,742  $2,591

o  If you do not surrender your Contract:

            1 Year          3 Years         5 Years        10 Years
        --------------- --------------- --------------- ---------------
        Minimum Maximum Minimum Maximum Minimum Maximum Minimum Maximum
        ------- ------- ------- ------- ------- ------- ------- -------
         $148    $229    $460    $705    $795   $1,208  $1,742  $2,591

Notes to Fee and Expense Tables:
/1/In each Contract Year, you may surrender without a surrender charge up to
   10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the
   "Excess Amount") will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first six
   Contract Years. The surrender charge is 6% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years seven and later. The surrender charge also will be deducted if the annuity payments begin during the first six Contract Years, except under certain circumstances as described in Surrender Charge (Contingent Deferred Sales Charge).

/2/A $30 annual administrative charge is deducted on each Contract Anniversary only if, on that Contract Anniversary, the total of premiums paid under the
   Contract minus all prior surrenders is less than $5,000 and the Accumulated
   Value is less than $5,000. The $30 fee is a Contract charge and is deducted proportionately from the Subaccounts and the Fixed Account that make up the
   Contract's Accumulated Value.

/3/The current charge for the mortality and expense risk charge is equal to an annual rate of 1.10%, and we guarantee that this charge will never exceed an annual rate of 1.25%. See Charges and Deductions - Mortality and Expense
   Risk Charge.

/4/Certain expenses were voluntarily reimbursed or waived during 2002. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.35% to 1.00%. The reimbursements and waivers may be discontinued at any time.

SUMMARY

Please refer to Appendix A at the end of this Prospectus for definitions of several technical terms, which can help you understand details about your
Contract. The Summary is an introduction to various topics related to the
Contract. For more detailed information on each subject, refer to the appropriate section of this Prospectus.

The Contract

Allocation of Premiums. You may allocate premiums under the Contract to one or more Subaccounts of the Variable Account and to the Fixed Account. Some of the
Subaccounts may be unavailable in some states.

The Accumulated Value of the Contract in the Subaccounts and, except to the extent fixed amount annuity payments have been elected, the amount of annuity payments will vary, primarily based on the investment experience of the
Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by us.

Premiums will be allocated among the Subaccounts and the Fixed Account according to your allocation instructions at the end of the Valuation Period in which we receive the premium.

Surrenders. If a Written Notice from you requesting a surrender is received on or before the Maturity Date, we will pay to you all or part of the Accumulated
Value of a Contract after deducting any applicable surrender charge. Partial surrenders must be for at least $200, and may be requested only if the remaining Accumulated Value is not less than $1,000. Under certain circumstances the Contract Owner may make surrenders after the Maturity Date.

Transfers. On or before the Maturity Date, you may request the transfer of all or a part of your Contract's Accumulated Value to other Subaccounts or to the
Fixed Account. The total amount transferred each time must be at least $200
(unless the total value in the Subaccount or the Fixed Account is less than
$200, in which case the entire amount may be transferred). We reserve the right to limit the number of transfers in any Contract Year; although, we will always allow at least 12 transfers a year. With respect to the Fixed Account, transfers out of the Fixed Account are limited to only one each Contract Year and must be made on or within 45 days after a Contract Anniversary. After the
Maturity Date, you may, by Written Notice and only once each Contract Year, change the percentage allocation of variable annuity payments among the available Subaccounts

Annuity Provisions
You may select an annuity settlement option or options, and may select whether payments are to be made on a fixed or variable (or a combination of fixed and variable) basis. See Annuity Provisions for more detail.

Federal Tax Status
For a description of the Federal income tax status of annuities, see Federal
Tax Status. Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in a penalty tax of 10% of the amount of the distribution which is included in gross income. Death proceeds paid to beneficiaries are also subject to income tax.

Condensed Financial Information
Condensed financial information derived from the financial statements of the
Variable Account is contained in Appendix B.

Performance Information
From time to time,  the  Variable  Account  may  advertise  certain  performance
information   concerning  the  Subaccounts.   This   information   reflects  the
performance of a  hypothetical  investment in a particular  Subaccount  during a specified time period.  We show actual  performance from the date the Subaccount began  investing  in its  underlying  Portfolio.  We also may show  hypothetical performance from the  commencement  date of a Portfolio as if the Subaccount had invested in that Portfolio at that time. This  information may include  "average annual total return." The Bond Index Subaccount,  the Balanced  Subaccount,  the
High Yield Bond  Subaccount,  and the High Yield  Subaccount  may also advertise
"yield."  The Money  Market  Subaccount  may  advertise  "yield" and  "effective yield." Advertised yields and total returns include all expenses attributable to the  Contract  and may be shown with or  without  surrender  charges.  Surrender charges reduce the performance results.

The performance information that we may present is not an estimate or guarantee of future investment performance and does not represent the actual investment experience of amounts invested by a particular owner. Additional information concerning a Subaccount's performance appears in the Statement of Additional
Information.

Total Return and Yield Quotations. Average annual total return figures measure the net income of a Subaccount and any realized or unrealized gains or losses of the underlying investments in the Subaccount over the period stated.

Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (seven-day period for the Money Market
Subaccount), expressed as a percentage of the value of the Subaccount's
Accumulation Units. Yield is an annualized figure, which means that we assume that the Subaccount generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Subaccount similarly, but include the increase due to assumed compounding. The Money Market Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.

LBVIP AND THE VARIABLE ACCOUNT

LBVIP
We were organized in 1982 as a stock life insurance company incorporated under the laws of the State of Minnesota. We are currently licensed to transact life insurance business in 42 states and the District of Columbia. We are a wholly-owned subsidiary of Thrivent Financial, which is a fraternal benefit society licensed to transact life insurance business in all 50 states and the
District of Columbia.

We are subject to regulation by the Insurance Division of the State of
Minnesota as well as by the insurance departments of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain
Federal securities laws and regulations.

The Variable Account
The Variable Account is a separate account established by our Board of
Directors in 1987. The Variable Account meets the definition of a "separate account" under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940
Act"). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Minnesota laws under which the Variable
Account was established provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct.
We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the
Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the
Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts
You may allocate the premiums paid under the Contract to one or more of the
Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Funds. The Subaccounts and corresponding
Portfolios of the Funds are:

           Subaccount                 Corresponding Portfolio
           ----------                 -----------------------
Technology Stock Subaccount       Technology Stock Portfolio
Small Cap Growth Subaccount       Small Cap Growth Portfolio
Opportunity Growth Subaccount     Opportunity Growth Portfolio
Small Cap Stock Subaccount        Small Cap Stock Portfolio
Small Cap Index Subaccount        Small Cap Index Portfolio
Small Cap Value Subaccount        Small Cap Value Portfolio
Mid Cap Select Growth Subaccount  Mid Cap Select Growth Portfolio
Mid Cap Growth Subaccount         Mid Cap Growth Portfolio
Mid Cap Stock Subaccount          Mid Cap Stock Portfolio
Mid Cap Index Subaccount          Mid Cap Index Portfolio
International Subaccount          International Portfolio
World Growth Subaccount           World Growth Portfolio
All Cap Subaccount                All Cap Portfolio
Growth Subaccount                 Growth Portfolio
Investors Growth Subaccount       Investors Growth Portfolio
Growth Stock Subaccount           Growth Stock Portfolio
Capital Growth Subaccount         Capital Growth Portfolio
Value Subaccount                  Value Portfolio
Large Company Index Subaccount    Large Company Index Portfolio
Real Estate Securities Subaccount Real Estate Securities Portfolio
Balanced Subaccount               Balanced Portfolio
High Yield Subaccount             High Yield Portfolio
High Yield Bond Subaccount        High Yield Bond Portfolio
Income Subaccount                 Income Portfolio
Bond Index Subaccount             Bond Index Portfolio
Limited Maturity Bond Subaccount  Limited Maturity Bond Portfolio
Mortgage Securities Subaccount    Mortgage Securities Portfolio
Money Market Subaccount           Money Market Portfolio

Each of the Portfolios of AAL Variable Products Series Fund, Inc. and LB Series
Fund, Inc. has an investment objective as described below:

Technology Stock Portfolio. To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Small Cap Growth Portfolio. To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Opportunity Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks.

Small Cap Stock Portfolio. To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Small Cap Index Portfolio. To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the index.

Small Cap Value Portfolio. To seek long-term capital appreciation by investing primarily in a diversified portfolio of small company common stocks and securities convertible into small company common stocks.

Mid Cap Select Growth Portfolio. To achieve long-term growth of capital by investing primarily in a non-diversified portfolio of common stocks of companies with medium market capitalizations.**

Mid Cap Growth Portfolio. To achieve long term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

Mid Cap Stock Portfolio. To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

International Portfolio. To strive for long-term capital growth by investing primarily in foreign stocks.

World Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies.

All Cap Portfolio. Seeks long-term growth of capital.

Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Investors Growth Portfolio. To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Capital Growth Portfolio. To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Value Portfolio. To achieve long-term growth of capital.

Large Company Index Portfolio. To strive for investment results that approximate the performance of the S&P 500* Index by investing primarily in common stocks of the Index.

Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Balanced Portfolio. To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the AAL Large Company Index and AAL Bond Index
Portfolios.

High Yield Portfolio. To achieve a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

High Yield Bond Portfolio. To strive for high current income and secondarily capital growth by investing primarily in high-risk, high yield bonds commonly referred to as "junk bonds."

Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Bond Index Portfolio. To strive for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

*"Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", "500", "Standard &
 Poor's SmallCap 600 Index", "S&P SmallCap 600 Index", "Standard & Poor's
 MidCap 400 Index" and "S&P MidCap 400 Index" are trademarks of The McGraw-Hill
 Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard &
 Poor's makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of AAL Variable
 Product Series Fund, Inc. which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

We cannot assure that the Portfolios of the Funds will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the Funds' various Portfolios. A full description of the Funds and their investment objectives, policies and restrictions, expenses, risks associated with investing in the Funds' Portfolios and other aspects of the Funds' operations is contained in the accompanying prospectuses for the Funds, which should be carefully read in conjunction with this
Prospectus.

The Funds are designed to provide an investment vehicle for variable annuity and variable life insurance contracts. Shares of the Funds are sold to other insurance company separate accounts of LBVIP and separate accounts of our indirect parent, Thrivent Financial and to retirement plans that are sponsored by Thrivent Financial. The Funds may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for
LBVIP and Thrivent Financial to invest simultaneously in the Funds, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Funds' management intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

o  Changes in state insurance laws.
o  Changes in Federal income tax law.
o  Changes in the investment management of either Fund.
o  Differences in voting instructions between those given by the Contract
   Owners from the different separate accounts.

If we believe the response of one or both Funds to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of the Funds' shares by one or more of the separate accounts, which could have adverse consequences.

The Funds are registered with the SEC under the 1940 Act as open-end management investment companies (commonly called "mutual funds"). These registrations do not involve supervision by the SEC of the management or investment practices or policies of the Funds.

The Variable Account will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of either Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management
Thrivent Financial acts as investment adviser for the Portfolios of the Funds and is a registered investment adviser under the Investment Advisers Act of
1940. AAL Variable Product Series Fund, Inc. and Thrivent Financial have engaged the following investment subadvisers:

o  Oechsle International Advisors, LLC serves as subadviser for the
   International Portfolio.
o  Pacific Investment Management Company LLC ("PIMCO") serves as subadviser for the AAL High Yield Bond Portfolio.

AAL Variable Product Series Fund, Inc. and Thrivent Financial pay each of the above subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

LB Series Fund, Inc. and Thrivent Financial have engaged the following investment subadvisers:

o  Franklin Advisers, Inc. serves as subadviser for the Small Cap Growth
   Portfolio.
o  Massachusetts Financial Services Company serves as subadviser for the Mid
   Cap Select Growth Portfolio and the Investors Growth Portfolio.
o  T. Rowe Price International, Inc., serves as subadviser for the World Growth
   Portfolio.
o  Fidelity Management & Research Company serves as subadviser for the All Cap
   Portfolio. FMR Co., Inc. serves as the Portfolio's sub-subadviser.
o  T. Rowe Price Associates, Inc. serves as subadviser for the Growth Stock
   Portfolio.

LB Series Fund, Inc. and Thrivent Financial pay each of the above subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable
Account or that the Variable Account may purchase. If Portfolio shares of the
Funds are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a
Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable
Account, each of which would invest in shares corresponding to a new Portfolio of one of the Funds or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the
Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other separate accounts of ours.

Fixed Account
You may allocate the premiums paid under the Contract and transfers from the
Subaccounts to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed
Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 4% per year.

Because of exemptive and exclusionary provisions, interests in the Fixed
Account have not been registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly neither the Fixed
Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to
Fixed Account values.

THE CONTRACT

Allocation of Premium
We will allocate the initial premium among the Subaccount(s) and/or the Fixed
Account according to the instructions you provided in your application for the
Contract or subsequently.

The allocation percentages which you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums which you pay are allocated at the end of the Valuation Period in which we receive them using the allocation percentages you have specified. You may change the allocation percentages for future premiums without charge and at any time by giving us Written Notice or, if you have completed the Telephone Transaction Authorization Form, by telephone. Any change will apply to all future premiums unless you request another change.

The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable
Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

Accumulated Value of Your Contract
On or before the Annuity Date, your Contract's value is expressed as its
Accumulated Value. Your Contract's Accumulated Value is the sum of the
accumulated values in Subaccounts and the Fixed Account.

Your Contract's Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a
Contract's Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Subaccount Valuation
On any Valuation Day, the accumulated value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the accumulated unit value for that Subaccount. On any day that is not a Valuation Day, the accumulated value for a Subaccount will be determined on the next Valuation Day.

Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the Accumulation Units of the Subaccount.

We credit your Contract with Accumulation Units in a Subaccount when:

o  You allocate premiums to that Subaccount;
o  You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account.

We reduce the Accumulation Units in a Subaccount when:

o  You transfer Accumulated Value out of that Subaccount into another
   Subaccount or the Fixed Account;
o  You make a surrender from that Subaccount; or
o  We deduct all or part of the administrative charge from that Subaccount.

Accumulation Unit Value. A Subaccount's Accumulation Unit Value is the unit price that is used whenever we credit or reduce Accumulation Units of the
Subaccount. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the
Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b)
where:

(a)Is the Accumulation Unit Value for that Subaccount at the end of the prior
   Valuation Period.
(b)Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor
The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation
Period is determined by dividing (a) by (b) and then subtracting (c) where:

(a)Is the sum of:
       (i)The net asset value per share of the corresponding Portfolio of the
          Subaccount at the end of the Valuation Period; plus
      (ii)The per share amount of any dividend or capital gain distribution made by the Portfolio if the "ex-dividend" date occurs during the
          Valuation Period; plus or minus
     (iii)A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(b)Is the net asset value per share of the corresponding Portfolio of the
   Subaccount at the end of the prior Valuation Period.

(c)Is the mortality and expense risk charge we deduct for each day in the
   Valuation Period and is based upon the total accumulated value in the
   Subaccount. The mortality and expense risk charge is currently 1.10% and guaranteed never to exceed 1.25%.

Minimum Accumulated Value
We require your Contract to maintain a minimum Accumulated Value. The amount which must be maintained depends on your premium paying history as follows:

(1)At the end of any 24-month period in which you pay no premiums, your
   Accumulated Value must be at least $1000 after all Contract charges have been applied.

(2)If you pay at least one premium every 24-months, we require only that the
   Accumulated Value always be sufficient to cover the Contract's administrative charge.

If we know that your Contract will not meet these requirements on an upcoming
Contract Anniversary, we will notify you 60 days before that anniversary and inform you of the minimum dollar amount which you must pay to keep the Contract in force. If you fail to pay at least that amount, we will terminate your
Contract on the Contract Anniversary. If we do so because your Contract failed to meet Requirement (1) above, we will pay you the remaining Accumulated Value.
If your Contract fails to meet Requirement (2) above, your Contract terminates without value.

Death Benefit Before the Maturity Date
If the Annuitant dies before the Maturity Date, the beneficiary will be entitled to receive the Contract's death benefit.

The amount of the death benefit will be the greatest of:

o  The Accumulated Value on the date we calculate the Death Benefit;
o  The sum of all premiums we received for the Contract, less the amount of all partial surrenders (including any applicable charges) which you made; and
o  The Accumulated Value on the preceding Minimum Death Benefit Date plus the sum of the premiums we received for the Contract after that date, less the amount of any partial surrenders (including any applicable charges) which you made after that date. The Minimum Death Benefit Dates occur every six years on the Contract Anniversary.

We calculate the death benefit on the later of:

(1)The date we receive proof of the Annuitant's death; and

(2)The date we receive a written request from the beneficiary for either a single sum payment or a settlement option.

If the beneficiary requests a single sum payment, we will pay the death benefit within seven days after the date we calculate it. If the beneficiary requests a settlement option, it must be an option that you could have selected before the
Maturity Date, and the option must provide that either:

(1)The principal and interest are completely distributed within five years after the date of death; or

(2)If the beneficiary is a natural person, distribution of the principal and interest is made by means of a periodic payment which begins within one year after the date of death and is not guaranteed for a period which extends beyond the life expectancy of the beneficiary.

If we do not receive a written request from the beneficiary within one year from the date of the Annuitant's death, we will deem the beneficiary to have requested a single sum payment. Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death. (If the beneficiary is your spouse, he or she may, to the extent permitted by law, elect to continue the Contract in force, in which case your spouse will become and be treated as the Annuitant.)

If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.

Death Benefit After the Maturity Date
If the Annuitant dies while we are paying you an annuity income under a settlement option, any death benefit payable will depend on the terms of the settlement option. If a death benefit is payable, the beneficiary may elect to receive the proceeds in the form of a settlement option, but only if the payments are paid at least as rapidly as payments were being paid under the settlement option in effect on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply.

On or before the Maturity Date, you may surrender all or part of your
Contract's Accumulated Value by sending a signed LBVIP surrender form to our
Service Center. The surrender or withdrawal will not be processed until we receive your surrender request at our Service Center, in good order. giving us
Written Notice. Any surrender which you request will be made at the end of the
Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made. The proceeds will be the amount surrendered less any surrender charge and premium tax due. See Charges and Deductions - Surrender
Charge (Contingent Deferred Sales Charges).

A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation
Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender.

A partial  surrender  must be at least $200 and must not  reduce  the  remaining
Accumulated  Value to less than $1,000.  (If the amount you request as a partial surrender would reduce the remaining  Accumulated  Value to less than $1,000, we will contact you to determine  whether you would like a partial  surrender of an amount that would  result in remaining  Accumulated  Value of at least $1,000 or whether instead you would like to make a full surrender of your Contract.  If we are unable to contact  you within  seven days,  we will treat your  request as a request for a full surrender.) When you request a partial surrender, you specify the amount which you want to receive as a result of the surrender.  If there are no surrender  charges,  withholding  taxes or premium taxes  associated with the surrender,  the  amount  surrendered  will  be the  amount  which  you  request.
Otherwise,  the amount  surrendered  will be the amount necessary to provide the amount  requested  after we apply the surrender  charge and any  withholding and premium taxes.

After the Maturity Date, your Contract does not have an Accumulated Value which can be surrendered. However, if you are receiving annuity payments under certain settlement options, surrender may be allowed. Surrender is not allowed if your settlement option involves a life income or if you agreed not to revoke or change the option once annuity payments begin. For other settlement options, the amount available for surrender will be the commuted value of any unpaid annuity payments computed on the basis of the assumed interest rate incorporated in the annuity payments.

For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Federal Tax Status.

Transfers
On or before the Maturity Date, you may request the transfer of all or a part of your Contract's Accumulated Value among the Subaccounts of the Variable
Account and the Fixed Account. You can request a transfer in two ways:

(1)By giving us written notice; or

(2)By telephone after completing a Telephone Transfer Authorization Form.

We will make the transfer without charge at the end of the Valuation period during which we receive your request. For transfers from the Fixed account to a
Subaccount of the Variable Account, the amount taken from the Fixed Account is used to buy Accumulation Units of the chosen Subaccount. For transfers from a
Subaccount, Accumulation Units of the Subaccount are sold and the resulting dollar amount is, depending on your request, either transferred to the Fixed
Account or used to buy Accumulation Units of another Subaccount.

Transfers are subject to the following conditions:

o  The total amount transferred must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.
o  We reserve the right to limit the number of transfers in each Contract Year.
   However, we will always allow at least 12 transfers per Contract Year.
o  In any Contract Year, only one of your allowed transfers may be from the
   Fixed Account. Any transfer from the Fixed Account must be made on or within
   45 days after a Contract Anniversary.

Transfers will also be subject to any conditions that may be imposed by the
Portfolio whose shares are involved.

After the Maturity Date, you may, by Written Notice and only once each calendar quarter, change the percentage allocation of variable annuity payments among the available Subaccounts.

Dollar Cost Averaging

We administer a dollar cost averaging program which enables you to pre-authorize the periodic transfer of predetermined dollar amounts from the
Money Market Subaccount to as many of the other Subaccounts or to the Fixed
Account as you specify. This program is generally suitable if you are making a substantial deposit to your Contract and wish to use the other Subaccounts or the Fixed Account investment option, but desire to control the risk of investing at the top of a market cycle. This program allows such investments to be made in equal installments over time in an effort to reduce such risk.
Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall.
However, if you can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet your long-term goals.

If you are  interested  in the dollar cost  averaging  program you may obtain an application  and full  information  concerning the program and its  restrictions from us. If you enter into a dollar cost  averaging  agreement  with us, it will continue  until the amount in the Money  Market  Subaccount  is exhausted or you terminate the agreement.

Asset Rebalancing
On or before the Annuity Date, you may participate in an optional asset rebalancing program that allows you to elect a specific asset allocation to maintain over time. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than
100%. You may select any date to begin the asset rebalancing program and whether to have your Subaccounts reallocated semiannually or annually. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. The asset rebalancing program does not allow you to include the Fixed Account Allocation in the rebalancing program.
To participate in the asset rebalancing program, complete the Asset Rebalancing
Form at the time of your application or call 1-800-THRIVENT (1-800-847-4836) to request an Asset Rebalancing Form.

Telephone Transactions
You may make partial surrenders, transfers, premium allocation changes, and certain other transactions by telephone if you sign a Telephone Transaction
Authorization Form. Telephone transfers are available when you complete the
Telephone Transaction Authorization Form. If you elect to complete the
Telephone Transaction Authorization Form, you thereby agree that we, our representatives and employees will not be liable for any loss, liability cost or expense when we, our representatives and employees act in accordance with the telephone transfer instructions that have been properly received. If a telephone authorization or instruction processed after you have completed the
Telephone Transaction Authorization Form is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Assignments
Assignment is the transfer of Contract ownership from one party to another. If a Contract is used in a Qualified Plan and the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the
Annuitant. Otherwise, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than LBVIP.

If the Contract is not used in a Qualified Plan, then ownership may be transferred, but not to a natural person, and the Contract may be assigned as
Collateral.

We are not bound by an assignment unless it is in writing and filed at our
Service Center. We are not responsible for the validity or effect of any assignment.

You should consider the tax implications of an assignment. See Federal Tax
Status.

Contract Owner, Beneficiaries and Annuitants
Unless another owner is named in the application, the Annuitant is the owner of the Contract and may exercise all of the owner's rights under the Contract.

The Contract Owner may name a beneficiary to receive the death benefit payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the estate of the Annuitant.

The owner may change the  beneficiary by giving us Written Notice of the change.
The change will not be effective  until we receive  your  Written  Notice at our
Service Center.  Once we receive it, the change will be effective as of the date on which you signed the notice. However, the change will not affect any payments made or actions taken by us before we received  your notice,  and we will not be responsible for the validity of any change.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)
We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of the your Accumulated Value. This surrender charge applies only during the first six Contract Years. During those years, we calculate the surrender charge as a percentage of the amount which you surrender, subject to certain exceptions noted below.

                               Surrender Charges
                         Contract Year Percent Applied
                               1             6%
                               2             5%
                               3             4%
                               4             3%
                               5             2%
                               6             1%

After Contract Year six there is no charge for making surrenders. In addition, during the first six Contract Years we will limit or waive surrender charges as follows:

o  Cumulative Percent-of-Premium Limit. For all surrenders, we will limit the surrender charge so that on any date, the sum of all surrender charges applied to that date will not exceed 6.5% of the total of premiums you have paid to that date.

o  Surrenders Paid Under Certain Settlement Options. For surrenders which you make after Contract Year 3, there is no surrender charge applied to amounts which you elect to have paid under:

  (1)A settlement option for a fixed amount or a fixed period (including Option
     3V described under Annuity Provisions - Settlement Options) if the payments will be made for at least five years and you agree at the time of settlement that after the first payment is made, you may not revoke or change the settlement option.

  (2)Options which involve a life income, including Option 4V described under
     Annuity Provisions - Settlement Options.

o  Ten Percent Free Each Contract Year. In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time of your first surrender made in that Contract Year.
   This "Ten Percent Free" is not cumulative. For example, if you make no surrenders during the first three Contract Years, the percentage of
   Accumulated Value which you may surrender without charge in the fourth
   Contract Year is 10%, not 40%.

o  Total Disability of the Annuitant. There is no surrender charge if the
   Annuitant is totally disabled (as defined in your Contract) on the date of a surrender.

o  Series of Substantially Equal Periodic Payments for Life. There is no
   surrender charge if you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.

Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Federal Tax Status

If surrender charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess (see Sufficiency of Charges below). We do not currently believe that the surrender charges we impose will cover our expected costs of distributing the Contracts.

Administrative Charge
Your Contract includes an annual administrative charge of $30 (or less, if required by the state where your Contract is issued) to help us cover the expenses we incur in administrating your Contract, the Variable Account and the
Subaccounts. On each Contract Anniversary prior to and including the Maturity
Date, we will determine if this charge will be applied to your Contract. We apply the charge only on Contract Anniversaries on which the sum of premiums you have paid less the amount of any partial surrenders you have made is less than $5,000 and the Accumulated Value is less than $5,000. We deduct the charge from your Accumulated Value, allocating the deduction among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. Any such deduction from a Subaccount is made by selling
Accumulation Units of the Subaccount. With our approval, you may specify a different allocation for the administrative charge.

Mortality and Expense Risk Charge
We assume certain financial risks associated with the Contracts. Those risks are of two basic types:

o  Mortality Risk. This includes our risk that (1) death benefits paid before the Maturity Date will be greater than the Accumulated Value available to pay those benefits, and (2) Annuitant payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.

o  Expense Risk. This is the risk that the expenses, with respect to the
   Contracts, will exceed Contract charges.

As compensation for assuming these risks, we deduct a daily mortality and expense risk charge from the average daily net assets in the Variable Account.
The current charge (0.003014% per day) is equal to an annual rate of 1.10%
(approximately 0.80% for mortality risk and 0.30% for expense risk) of the average daily net assets of each Subaccount in the Variable Account. We may change this charge in the future, but we guarantee that it will never exceed an annual rate of 1.25% (0.003425% per day).

If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risk assumed by us, we will bear the loss. We will not reduce annuity payments or increase the administrative charge to compensate for the insufficiency. If the mortality and expense risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.

Expenses of the Funds
Because the Variable Account purchases shares of the Funds, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Funds. See Fee and Expense Tables and the accompanying current prospectuses of the Funds.

Premium Taxes
We may deduct a charge for premium taxes. Premium taxes vary from state to state and are subject to change. In many jurisdictions, there is no tax at all.
Various states and other governmental entities levy a premium tax, currently ranging from .5% to 3.5%, on annuity contracts issued by insurance companies.
If premium taxes are applicable to a Contract, they will be deducted, depending on when such taxes are paid to the taxing authority, either (a) from premiums as they are received, or (b) from the Accumulated Value upon (i) a partial or total surrender of the Contract or (ii) application of the Accumulated Value to a settlement option at the Maturity Date.

Other Taxes
Currently, no charge will be made against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will result in any Federal income tax liability to us. Charges for other taxes, if any, attributable to the Variable
Account may also be made. See Federal Tax Status.

Sufficiency of Charges
If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our general account which may include, among other things, proceeds derived from mortality and expense risk charges deducted from the Variable
Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.

ANNUITY PROVISIONS

Maturity Date
The Maturity Date is the date on which we begin paying you your Contract's annuity income. This date is based on the maturity age which you specify in your application. You may change the Maturity Date by giving us Written Notice at least 30 days before both the Maturity Date currently in effect and the new
Maturity Date. The new date selected must satisfy our requirements for a
Maturity Date and any requirements that may be imposed by the state in which your Contract was issued.

Maturity Proceeds
The proceeds available on the Maturity Date will be the amount provided by surrendering your Contract's entire Accumulated Value on that date. If the
Maturity Date occurs within the first six Contract Years, surrender charges will be deducted from the Accumulated Value if they apply. Premium taxes will also be deducted if they apply. See Charges and Deductions - Premium Taxes.

We will pay you the proceeds at maturity according to the annuity settlement option which you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Maturity Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate on the Maturity Date.

If you have not selected either a settlement option or a single sum payment by the Maturity Date, we will pay proceeds of $2,000 or more using a fixed annuity, life income with 10-year guarantee period.

Settlement Options
You may elect to have proceeds paid to you under an annuity settlement option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis. You may change your choice of settlement option by giving us Written Notice at least 30 days before the Maturity Date.

The fixed annuity settlement options available to you are described in your
Contract but are not summarized here. The variable annuity settlement options which your Contract offers are as follows:

Option 3V--Income for a Fixed Period. Under this option, we pay an annuity income for a fixed number of years, not to exceed 30.

Option 4V--Life Income with Guaranteed Period. Under this option, we pay an annuity income for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years. You may not revoke or change the option once annuity payments begin.

In addition to these options, proceeds may be paid under any other settlement option which you suggest and to which we agree.

Frequency of Annuity Payments
Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. If annuity payments would be or become less than $25 ($20 for Contracts issued in the state of
Texas) if a single settlement option is chosen, or $25 ($20 for Contracts issued in the state of Texas) on each basis if a combination of variable and fixed options is chosen, we may change the frequency of payments to intervals that will result in payments of at least $25 ($20 for Contracts issued in the state of Texas) each from each option chosen.

Amount of Variable Annuity Payments
The amount of the first variable annuity payment is determined by applying the proceeds to be paid under a particular settlement option to the annuity table in the Contract for that option. The table shows the amount of the initial annuity payment for each $1,000 applied.

Subsequent variable annuity payments vary in amount according to the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Maturity Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit
Value with respect to such Subaccount at the end of the last Valuation Date of the period with respect to which the payment is due. See Subaccount Annuity
Unit Value below. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.

The annuity tables in the Contracts are based on the mortality table specified in the Contract. Under these tables, the longer the life expectancy of the
Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.

Subaccount Annuity Unit Value
A Subaccount's Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values
may increase or decrease during each Valuation Period. We re-determine the
Annuity Unit Value for each Subaccount at the end of each Valuation Period. The initial Annuity Unit Value for a Subaccount was equal to the initial
Accumulation Unit Value for that Subaccount. At the end of any subsequent
Valuation Period, each Subaccount's Annuity Unit Value is equal to (a) x (b) x
(c) where:

(a)Is that Subaccount's Annuity Unit Value at the end of the immediately preceding Valuation Period.

(b)Is that Subaccount's Net Investment Factor for the current Valuation Period.
   See The Contract -Subaccount Valuation - Net Investment Factor described earlier in this Prospectus.

(c)Is a discount factor equivalent to an assumed investment earnings rate of 3
   1/2% per year.

GENERAL PROVISIONS

Postponement of Payments
We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:

(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.
   Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Date of Receipt
Except as otherwise stated herein, the date of our receipt of any Written
Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center, in proper form unless received (1) after the close of the New York Stock Exchange, or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

Reports to Contract Owners
At least once each year we will send you a report showing the value of your
Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report.

State Variations
Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the
Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.

Gender Neutral Benefits
The Contracts described in this Prospectus (except for Contracts issued in the state of Montana) involve settlement option rates that distinguish between men and women. Montana has enacted legislation requiring that optional annuity benefits offered pursuant to Contracts purchased in Montana not vary on the basis of sex. On July 6, 1983, the Supreme Court held in Arizona Governing
Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of sex. Any unisex rates to be provided by us will apply for tax-qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.

Contract Inquiries
Inquiries regarding a Contract may be made by writing to us at our Service
Center.

FEDERAL TAX STATUS

Introduction
The ultimate effect of Federal income taxes on a Contract's Accumulated Value, on annuity payments and on the economic benefit to the Contract Owner, the
Annuitant or the beneficiary depends upon the tax status of such person, LBVIP, and, if the Contract is purchased under a retirement plan, upon the type of retirement plan and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion contained herein is based on our understanding of Federal income tax laws as currently interpreted. No representation is made regarding the likelihood of continuation of these interpretations by the Internal Revenue Service. We do not make any guarantee regarding the tax status of any Contract. Each person concerned should consult a qualified tax adviser.

Our Tax Status
We are taxed as a life insurance company under the Internal Revenue Code of
1986, as amended (the "Code"). Although the Variable Account is not a separate entity from LBVIP and its operations form a part of LBVIP, the Code in effect provides that the income and gains and losses from separate account investments are not income to the insurance company issuing the variable contracts so long as the Contracts and the separate account meet certain requirements set forth in the Code. Because the Contracts and the Variable Account intend to meet such requirements, we anticipate no tax liability resulting from the Contracts, and consequently no reserve for income taxes is currently charged against, or maintained by us with respect to the Contracts.

We may also incur state and local taxes, in addition to premium taxes, in several states. At present, these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account may be made.

Taxation of Annuities in General
Section 72 of the Code governs taxation of annuities in general.

Contracts Held by Individuals. An individual Contract Owner is not taxed on increases in the value of a Contract until a distribution occurs, either in the form of a single sum payment or as annuity payments under the settlement option selected.

Upon receipt of a single sum payment or of an annuity payment under the
Contract, the recipient is taxed on the portion of such payment that exceeds the investment in the Contract.

For single sum payments, the taxable portion is generally the amount in excess of the premiums paid under the Contract. Such taxable portion is taxed at ordinary income tax rates. The investment in the Contract is not affected by loans or assignments of the Contract but is increased by any amount included in gross income as a result of the loan or assignment. Payments in partial or full surrender of a Contract generally will be taxed as ordinary income to the extent that the Accumulated Value exceeds the taxpayer's investment in the
Contract. An assignment of the Contract (other than a gift to the Contract
Owner's spouse or incident to a divorce) or the use of the Contract as collateral for a loan will be treated in the same manner as a surrender.

For fixed annuity payments, the taxable portion is generally determined by a formula which establishes the ratio that the investment in the Contract bears to the expected return under the Contract as of the Maturity Date. For variable annuity payments, the taxable portion is generally determined by dividing the proportionate cost basis by the anticipated total number of payments payable under the Contract, multiplying that amount by the number of payments payable that year, and subtracting the result from each year's total payments. Where annuity payments are made under certain Qualified Plans, the portion of each payment that is excluded from gross income will generally be equal to the total amount of any investment in the Contract as of the Maturity Date, divided by the number of anticipated payments, which are determined by reference to the age of the Annuitant. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no investment in the
Contract within the meaning of Section 72 of the Code. In such event, the total payments received may be taxable. Contract Owners, Annuitants and Beneficiaries under such Contracts should seek qualified tax and financial advice about the tax consequences of distributions under the retirement plan in connection with which such Contracts are purchased.

Generally, a distribution from a Contract before the taxpayer attains age 59
1/2 will result in an additional tax of 10% of the amount of the distribution which is included in gross income. The penalty tax will not apply if the distribution is made as follows:

(1)In connection with death or disability as described in Section 72(q)(2) of the Code;

(2)Under a qualified funding trust (commonly referred to as a structured settlement plan); or

(3)It is one of a series of substantially equal periodic annual payments for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and the beneficiary; for this purpose, if there is a significant modification of the payment schedule before the taxpayer is age 59 1/2 or before the expiration of five years from the time the payment starts, the taxpayer's income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Depending on the type of Qualified Plan, distributions may be subject to a 10%
penalty tax.

Contracts Held by Other Than Individuals. A Contract held by other than a natural person, such as a corporation, estate or trust, will not be treated as an annuity contract for Federal income tax purposes, and the income on such a
Contract will be taxable in the year received or accrued by the Contract Owner.
This rule does not apply, however, if the Contract Owner is acting as an agent for an individual, if the Contract Owner is an estate which acquired the
Contract as a result of the death of the decedent, if the Contract is held by certain Qualified Plans, if the Contract is held pursuant to a qualified funding trust (commonly referred to as structured settlement plans), if the
Contract was purchased by an employer with respect to a terminated Qualified
Plan or if the Contract is an immediate annuity.

Multiple Contracts. Section 72(e)(11) of the Code provides that for the purposes of determining the amount included in gross income, all non-qualified annuity contracts entered into on or after October 22, 1988 by the same company with the same contract owner during any calendar year shall be treated as one contract. This section will likely accelerate the recognition of income by a
Contract Owner owning multiple contracts and may have the further effect of increasing the portion of income that will be subject to the 10% penalty tax described above.

Qualified Plans
The Contracts are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities do not offer additional tax-deferral benefits, and taxation rules for Qualified Plans take precedence over annuity taxation rules. However, annuities offer other product benefits to investors in Qualified Plans. The tax rules applicable to participants in such
Qualified Plans vary according to the type of plan and the terms and conditions of the plan. Participants under such Qualified Plans as well as Contract
Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection therewith.

A participant in a Contract purchased as a tax-sheltered annuity ("TSA")
contract and certain other Qualified Plans under Section 403(b) and 401 of the
Code will be subject to certain restrictions regarding a full or partial surrender of the Contract. Distributions from these plans may be paid only when the employee reaches age 59 1/2, separates from service, dies or becomes disabled, or in the case of financial hardship. As a result, a participant will not be entitled to exercise the surrender rights described under the heading
"The Contracts-- Surrender (Redemption)" unless one of the above-described conditions has been satisfied.

1035 Exchanges
Section 1035(a) of the Code permits the exchange of certain life insurance, endowment and annuity contracts for an annuity contract without a taxable event occurring. Thus, potential purchasers who already own such a contract issued by another insurer are generally able to exchange that contract for a Contract issued by us without a taxable event occurring. There are certain restrictions which apply to such exchanges, including that the contract surrendered must truly be exchanged for the Contract issued by us and not merely surrendered in exchange for cash. Further, the same person or persons must be the obligee or obligees under the Contract received in the exchange as under the original contract surrendered in the exchange. Careful consideration must be given to compliance with the Code provisions and regulations and rulings relating to exchange requirements, and potential purchasers should be sure that they understand any surrender charges or loss of benefits which might arise from terminating a contract they hold. Owners considering such an exchange should consult their tax advisers to insure that the requirements of Section 1035 are met.

Diversification Requirements
The Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not "adequately diversified". The assets of the Fund are expected to meet the diversification requirements. We will monitor the Contracts and the regulations of the Treasury Department to ensure that the Contract will continue to qualify as a variable annuity contract.
Disqualification of the Contract as an annuity contract would result in imposition of Federal income tax on the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.

Withholding
The taxable portion of a distribution to an individual is subject to Federal income tax withholding unless the taxpayer elects not to have withholding. We will provide the Contract Owner with the election form and further information as to withholding prior to the first distribution. Generally, however, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. For complete information on withholding, a qualified tax adviser should be consulted.

Other Considerations
Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a
Contract or the exercise of elections under a Contract. The above comments concerning Federal income tax consequences are not exhaustive, and special rules are provided with respect to situations not discussed in this Prospectus.

The preceding description is based upon our understanding of current Federal income tax law. We cannot assess the probability that changes in tax laws, particularly affecting annuities, will be made.

The preceding comments do not take into account state income or other tax considerations which may be involved in the purchase of a Contract or the exercise of elections under the Contract. For complete information on such
Federal and state tax considerations, a qualified tax adviser should be consulted.

VOTING RIGHTS

To the extent required by law, we will vote the Funds' shares held in the
Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940
Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that it is permitted to vote the Funds' shares in our own right, we may elect to do so.

Before the Maturity Date, the Contract Owner shall have the voting interest with respect to shares of the Funds attributable to the Contract. On and after the Maturity Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments  has the  right to  instruct  will be  calculated  separately  for each
Subaccount.  The  number of votes  which  each  Contract  Owner has the right to instruct  will be  determined  by dividing a Contract's  Accumulated  Value in a
Subaccount  by the net asset value per share of the  corresponding  Portfolio in which the Subaccount invests.  The number of votes which each person entitled to receive  annuity  payments  has the  right to  instruct  will be  determined  by dividing  the  Contract's  reserves in a  Subaccount  by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted.  The number of votes of the Portfolio which the Contract
Owner or person entitled to receive annuity  payments has right to instruct will be  determined  as of the  date  coincident  with the  date  established  by the
Portfolio for  determining  shareholders  eligible to vote at the meeting of the
Funds. Voting instructions will be solicited by written  communications prior to such meeting in accordance with procedures established by the Funds.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all
Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of our and our affiliates having a voting interest in that Portfolio in proportion to each such separate account's votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc. ("Thrivent Investment Mgt."), 625 Fourth
Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent
Financial, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with us.

Commissions and other distribution compensation to be paid to our representatives with respect to the Contracts will be paid by us and will not result in any charge to Contract Owners or to the Variable Account in addition to the charges described in this Prospectus. Our representatives are paid a commission of not more than 4% of the premiums paid on the contracts. Further, our representatives may be eligible to receive certain benefits based on the amount of earned commissions.

Thrivent Financial performs certain investment and administrative duties for us pursuant to a written agreement. The agreement is automatically renewed each year, unless either party terminates it. Under this agreement, we pay Thrivent
Financial for salary costs and other services and an amount for indirect costs incurred through our use of Thrivent Financial's personnel and facilities.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither LBVIP nor
Thrivent Investment Mgt. are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable
Account.

FINANCIAL STATEMENTS

Financial statements of the Variable Account and LBVIP are contained in the
Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Below is a copy of the Table of Contents included in the Statement of
Additional Information. To obtain a copy of this document, complete and mail the form below.

Introduction
Administration of the Contracts
Distribution of the Contracts
Calculation of Performance
   Money Market Subaccount
   Other Subaccounts
   Performance Comparisons
   Standard and Poor's Disclaimer
Independent Accountants and Financial Statements
Comment on Financial Statements of LBVIP
Financial Statements of Variable Account
Financial Statements of LBVIP

To obtain the FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT Statement of
Additional Information, send this request form to:

              Lutheran Brotherhood Variable
              Insurance Products Company
              4321 North Ballard Road
              Appleton, WI 54919-0001
   -----------------------------------------------------------------------------
          Please send me a copy of the most recent FLEXIBLE PREMIUM DEFERRED
          VARIABLE ANNUITY CONTRACT SAI FOR LBVIP VARIABLE ANNUITY ACCOUNT I.

-------------------------- ----------
            (Name)           (Date)

-------------------------------------
          (Street Address)

------------------ ------- ----------
      (City)       (State) (Zip Code)

APPENDIX A--DEFINITIONS

Accumulated Value. The sum of the accumulated values for your Contract in
Subaccounts and the Fixed Account on or before the Maturity Date.

Annuitant. The person named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.

Annuity Unit. A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.

Contract. The individual flexible premium variable annuity contract offered by
LBVIP and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of
Issue of the Contract.

Contract Owner. The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application.

Contract Year. The period from one Contract Anniversary to the next. The first
Contract Year will be the period beginning on the Date of Issue of the Contract and ending on the first Contract Anniversary.

Fixed Account. The Fixed Account is the general account of LBVIP, which consists of all assets of LBVIP other than those allocated to a separate account of LBVIP. Premium payments allocated to the Fixed Account will be paid a fixed rate of interest (which may not be less than 4.0%) declared by LBVIP at least annually. Amounts accumulated in the Fixed Account are guaranteed by
LBVIP.

Funds. AAL Variable Product Series Fund, Inc. and LB Series Fund, Inc., which are described in the accompanying prospectuses.

Maturity Date. The date when Annuity income payments will begin if an Annuitant is living on that date.

Portfolio. A Portfolio of the Funds. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Funds.

Qualified Plan. A retirement plan qualified under Section 401, 403 408 or 408A or similar provisions of the Internal Revenue Code.

Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road,
Appleton, Wisconsin 54919-0001, telephone, 1-800-THRIVENT (1-800-847-4836), or such other office as we may specify in a notice to the Contract Owner.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Funds.

Valuation Day. Each day the New York Stock Exchange is open for trading.

Valuation Period. The period commencing at the close of business of a Valuation
Date and ending at the close of business of the next Valuation Date.

Variable Account. LBVIP Variable Annuity Account I, which is a separate account of LBVIP. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice signed by the Contract Owner and received in good order at our Service Center.

APPENDIX B--CONDENSED FINANCIAL INFORMATION

The following table shows the historical performance of Accumulation Unit
Values and number of Accumulation Units for each of the previous 10 years (or a shorter period if the Subaccount has not been in existence for 10 years) ending
December 31, for which the relevant Subaccount has been in existence. This information is derived from the financial statements of the Variable Account and should be read in conjunction with the financial statements, related notes and other financial information of the Variable Account included in the
Statement of Additional Information.

Technology Stock Subaccount
                      2002         2001        2000        1999        1998        1997         1996     1995 1994 1993 1992
                   ----------  -----------  ----------- ----------- ----------- ----------- -----------  ---- ---- ---- ----
Accumulation
 Unit Value:
Beginning of
 period........... $    10.00*         N/A          N/A         N/A         N/A         N/A         N/A  N/A  N/A  N/A   N/A
End of period..... $     7.25          N/A          N/A         N/A         N/A         N/A         N/A  N/A  N/A  N/A   N/A
Number of
 Accumulation
 Units Outstanding
 at end of
 period...........     49,269          N/A          N/A         N/A         N/A         N/A         N/A  N/A  N/A  N/A  N/.A

Small Cap Growth Subaccount
                      2002         2001        2000        1999        1998        1997         1996     1995 1994 1993 1992
                   ----------  -----------  ----------- ----------- ----------- ----------- -----------  ---- ---- ---- ----
Accumulation
 Unit Value:
Beginning of
 period........... $    10.54  $     10.00*         N/A         N/A         N/A         N/A         N/A  N/A  N/A  N/A   N/A
End of period..... $     7.61  $     10.54          N/A         N/A         N/A         N/A         N/A  N/A  N/A  N/A   N/A
Number of
 Accumulation
 Units Outstanding
 at end of
 period...........    909,417      118,704          N/A         N/A         N/A         N/A         N/A  N/A  N/A  N/A   N/A

Opportunity Growth Subaccount
                      2002         2001        2000        1999        1998        1997         1996     1995 1994 1993 1992
                   ----------  -----------  ----------- ----------- ----------- ----------- -----------  ---- ---- ---- ----
Accumulation
 Unit Value:
Beginning of
 period........... $    10.74  $     13.24  $     14.25 $     11.29 $     11.77 $     11.79 $     10.00* N/A  N/A  N/A   N/A
End of period..... $     7.24  $     10.74  $     13.24 $     14.25 $     11.29 $     11.77 $     11.79  N/A  N/A  N/A   N/A
Number of
 Accumulation
 Units
 Outstanding
 at end of
 period...........  8,535,726   11,744,830   12,756,689  11,816,789  13,719,220  15,467,334  10,907,991  N/A  N/A  N/A   N/A

Small Cap Stock Subaccount
                      2002         2001        2000        1999        1998        1997         1996     1995 1994 1993 1992
                   ----------  -----------  ----------- ----------- ----------- ----------- -----------  ---- ---- ---- ----
Accumulation
 Unit Value:
Beginning of
 period........... $    10.00*         N/A          N/A         N/A         N/A         N/A         N/A  N/A  N/A  N/A   N/A
End of period..... $     7.71          N/A          N/A         N/A         N/A         N/A         N/A  N/A  N/A  N/A   N/A
Number of
 Accumulation
 Units
 Outstanding
 at end of
 period...........    142,242          N/A          N/A         N/A         N/A         N/A         N/A  N/A  N/A  N/A   N/A

Small Cap Index Subaccount
                      2002         2001        2000        1999        1998        1997         1996     1995 1994 1993 1992
                   ----------  -----------  ----------- ----------- ----------- ----------- -----------  ---- ---- ---- ----
Accumulation
 Unit Value:
Beginning of
 period........... $    10.00*         N/A          N/A         N/A         N/A         N/A         N/A  N/A  N/A  N/A   N/A
End of period..... $     7.70          N/A          N/A         N/A         N/A         N/A         N/A  N/A  N/A  N/A   N/A
Number of
 Accumulation
 Units
 Outstanding
 at end of
 period...........    466,879          N/A          N/A         N/A         N/A         N/A         N/A  N/A  N/A  N/A   N/A

Mid Cap Select Growth Subaccount
                       2002         2001        2000        1999         1998        1997        1996     1995 1994 1993 1992
                   -----------  -----------  ----------- ----------- -----------  ----------- ----------  ---- ---- ---- ----
Accumulation
 Unit Value:
Beginning of
 period........... $     10.59  $     10.00*         N/A         N/A         N/A          N/A        N/A  N/A  N/A  N/A  N/A
End of period..... $      5.90  $     10.59          N/A         N/A         N/A          N/A        N/A  N/A  N/A  N/A  N/A
Number of
 Accumulation
 Units Outstanding
 at end of
 period...........   1,013,742      136,571          N/A         N/A         N/A          N/A        N/A  N/A  N/A  N/A  N/A

Mid Cap Growth Subaccount
                       2002         2001        2000        1999         1998        1997        1996     1995 1994 1993 1992
                   -----------  -----------  ----------- ----------- -----------  ----------- ----------  ---- ---- ---- ----
Accumulation
 Unit Value:
Beginning of
 period........... $     14.56  $     18.35  $     16.36 $     11.05 $     10.00*         N/A        N/A  N/A  N/A  N/A  N/A
End of period..... $     10.64  $     14.56  $     18.35 $     16.36 $     11.05          N/A        N/A  N/A  N/A  N/A  N/A
Number of
 Accumulation
 Units Outstanding
 at end of
 period...........  10,236,124   12,809,572   12,171,594   6,431,896   3,418,387          N/A        N/A  N/A  N/A  N/A  N/A

Mid Cap Stock Subaccount
                       2002         2001        2000        1999         1998        1997        1996     1995 1994 1993 1992
                   -----------  -----------  ----------- ----------- -----------  ----------- ----------  ---- ---- ---- ----
Accumulation
 Unit Value:
Beginning of
 period........... $     10.00*         N/A          N/A         N/A         N/A          N/A        N/A  N/A  N/A  N/A  N/A
End of period..... $      8.08          N/A          N/A         N/A         N/A          N/A        N/A  N/A  N/A  N/A  N/A
Number of
 Accumulation
 Units
 Outstanding
 at end of
 period...........     124,386          N/A          N/A         N/A         N/A          N/A        N/A  N/A  N/A  N/A  N/A

Mid Cap Index Subaccount
                       2002         2001        2000        1999         1998        1997        1996     1995 1994 1993 1992
                   -----------  -----------  ----------- ----------- -----------  ----------- ----------  ---- ---- ---- ----
Accumulation
 Unit Value:
Beginning of
 period........... $     10.00*         N/A          N/A         N/A         N/A          N/A        N/A  N/A  N/A  N/A  N/A
End of period..... $      8.00          N/A          N/A         N/A         N/A          N/A        N/A  N/A  N/A  N/A  N/A
Number of
 Accumulation
 Units Outstanding
 at end of
 period...........     525,000          N/A          N/A         N/A         N/A          N/A        N/A  N/A  N/A  N/A  N/A

World Growth Subaccount
                       2002         2001        2000        1999         1998        1997        1996     1995 1994 1993 1992
                   -----------  -----------  ----------- ----------- -----------  ----------- ----------  ---- ---- ---- ----
Accumulation
 Unit Value:
Beginning of
 period........... $     11.03  $     14.12  $     17.02 $     12.83 $     11.11  $     10.93 $    10.00* N/A  N/A  N/A  N/A
End of period..... $      9.01  $     11.03  $     14.12 $     17.02 $     12.83  $     11.11 $    10.93  N/A  N/A  N/A  N/A
Number of
 Accumulation
 Units
 Outstanding
 at end of
 period...........  11,565,723   13,795,948   14,909,995  13,003,269  12,306,954   12,001,805  8,406,625  N/A  N/A  N/A  N/A

All Cap Subaccount
                       2002         2001        2000        1999         1998        1997        1996     1995 1994 1993 1992
                   -----------  -----------  ----------- ----------- -----------  ----------- ----------  ---- ---- ---- ----
Accumulation
 Unit Value:
Beginning of
 period........... $     10.30  $     10.00*         N/A         N/A         N/A          N/A        N/A  N/A  N/A  N/A  N/A
End of period..... $      6.28  $     10.30          N/A         N/A         N/A          N/A        N/A  N/A  N/A  N/A  N/A
Number of
 Accumulation
 Units Outstanding
 at end of
 period...........   1,946,608      148,542          N/A         N/A         N/A          N/A        N/A  N/A  N/A  N/A  N/A

Growth Subaccount
                                           2002         2001        2000        1999        1998        1997        1996
                                          ----         ----         ----        ----        ----        ----        ----
Accumulation Unit Value:
Beginning of period................... $     51.57  $     64.49  $     68.60 $     48.27 $     38.02 $     29.52 $     24.38
End of period......................... $     35.70  $     51.57  $     64.49 $     68.60 $     48.27 $     38.02 $     29.52
Number of Accumulation
 Units Outstanding at end of period...  25,729,422   34,412,374   38,005,259  39,848,868  40,609,569  40,950,649  39,275,957

Investors Growth Subaccount
                                           2002         2001        2000        1999        1998        1997        1996
                                          ----         ----         ----        ----        ----        ----        ----
Accumulation Unit Value:
Beginning of period................... $     10.08  $     10.00*         N/A         N/A         N/A         N/A         N/A
End of period......................... $      7.32  $     10.08          N/A         N/A         N/A         N/A         N/A
Number of Accumulation
 Units Outstanding at end of period...   1,182,783      131,703          N/A         N/A         N/A         N/A         N/A

Growth Stock Subaccount
                                           2002         2001        2000        1999        1998        1997        1996
                                          ----         ----         ----        ----        ----        ----        ----
Accumulation Unit Value:
Beginning of period................... $     10.15  $     10.00*         N/A         N/A         N/A         N/A         N/A
End of period......................... $      7.71  $     10.15          N/A         N/A         N/A         N/A         N/A
Number of Accumulation
 Units Outstanding at end of period...   1,705,359      135,529          N/A         N/A         N/A         N/A         N/A

Capital Growth Subaccount
                                           2002         2001        2000        1999        1998        1997        1996
                                          ----         ----         ----        ----        ----        ----        ----
Accumulation Unit Value:
Beginning of period................... $     10.00*         N/A          N/A         N/A         N/A         N/A         N/A
End of period......................... $      8.12          N/A          N/A         N/A         N/A         N/A         N/A
Number of Accumulation
 Units Outstanding at end of period...     694,748          N/A          N/A         N/A         N/A         N/A         N/A

Value Subaccount
                                           2002         2001        2000        1999        1998        1997        1996
                                          ----         ----         ----        ----        ----        ----        ----
Accumulation Unit Value:
Beginning of period................... $     10.13  $     10.00*         N/A         N/A         N/A         N/A         N/A
End of period......................... $      7.72  $     10.13          N/A         N/A         N/A         N/A         N/A
Number of Accumulation
 Units Outstanding at end of period...   4,898,403      187,673          N/A         N/A         N/A         N/A         N/A

Growth Subaccount
                                          1995        1994        1993        1992
                                          ----        ----        ----        ----
Accumulation Unit Value:
Beginning of period................... $     17.95 $     19.04 $     17.49 $     16.34
End of period......................... $     24.38 $     17.95 $     19.04 $     17.49
Number of Accumulation
 Units Outstanding at end of period...  37,698,847  34,921,280  26,757,458  12,462,929

Investors Growth Subaccount
                                          1995        1994        1993        1992
                                          ----        ----        ----        ----
Accumulation Unit Value:
Beginning of period...................         N/A         N/A         N/A         N/A
End of period.........................         N/A         N/A         N/A         N/A
Number of Accumulation
 Units Outstanding at end of period...         N/A         N/A         N/A         N/A

Growth Stock Subaccount
                                          1995        1994        1993        1992
                                          ----        ----        ----        ----
Accumulation Unit Value:
Beginning of period...................         N/A         N/A         N/A         N/A
End of period.........................         N/A         N/A         N/A         N/A
Number of Accumulation
 Units Outstanding at end of period...         N/A         N/A         N/A         N/A

Capital Growth Subaccount
                                          1995        1994        1993        1992
                                          ----        ----        ----        ----
Accumulation Unit Value:
Beginning of period...................         N/A         N/A         N/A         N/A
End of period.........................         N/A         N/A         N/A         N/A
Number of Accumulation
 Units Outstanding at end of period...         N/A         N/A         N/A         N/A

Value Subaccount
                                          1995        1994        1993        1992
                                          ----        ----        ----        ----
Accumulation Unit Value:
Beginning of period...................         N/A         N/A         N/A         N/A
End of period.........................         N/A         N/A         N/A         N/A
Number of Accumulation
 Units Outstanding at end of period...         N/A         N/A         N/A         N/A

Large Company Index Subaccount
                         2002        2001        2000        1999        1998        1997        1996        1995        1994
                        ----         ----        ----        ----        ----        ----        ----        ----        ----
Accumulation Unit Value:
Beginning of period. $     10.00*         N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
End of period....... $      8.21          N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Number of
 Accumulation Units
 Outstanding at end
 of period..........     700,953          N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A

Balanced Subaccount
                         2002        2001        2000        1999        1998        1997        1996        1995        1994
                     -----------  ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Accumulation Unit Value:
Beginning of period. $     10.00*         N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
End of period....... $      9.26          N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Number of
 Accumulation Units
 Outstanding at end
 of period..........     817,126          N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A

High Yield Subaccount
                         2002        2001        2000        1999        1998        1997        1996        1995        1994
                     -----------  ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Accumulation Unit Value:
Beginning of period. $     21.93  $     23.02 $     29.28 $     26.78 $     27.50 $     24.35 $     22.06 $     18.64 $     19.71
End of period....... $     19.81  $     21.93 $     23.02 $     29.28 $     26.78 $     27.50 $     24.35 $     22.06 $     18.64
Number of
 Accumulation Units
 Outstanding at end
 of period..........  16,106,187   21,648,532  25,120,689  28,113,688  30,755,311  31,175,954  29,861,418  28,924,180  28,230,326

High Yield Bond Subaccount
                         2002        2001        2000        1999        1998        1997        1996        1995        1994
                     -----------  ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Accumulation Unit Value:
Beginning of period. $     10.00*         N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
End of period....... $      9.87          N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Number of
 Accumulation Units
 Outstanding at end
 of period..........     202,646          N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A

Income Subaccount
                         2002        2001        2000        1999        1998        1997        1996        1995        1994
                     -----------  ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Accumulation Unit Value:
Beginning of period. $     25.35  $     23.88 $     21.87 $     22.57 $     20.86 $     19.39 $     18.98 $     16.07 $     17.05
End of period....... $     26.52  $     25.35 $     23.88 $     21.87 $     22.57 $     20.86 $     19.39 $     18.98 $     16.07
Number of
 Accumulation Units
 Outstanding at end
 of period..........  20,490,429   24,422,984  25,122,916  28,451,334  29,930,726  29,190,381  31,200,437  33,922,942  34,668,366

Large Company Index Subaccount
                        1993         1992
                        ----         ----
Accumulation Unit Value:
Beginning of period.         N/A           N/A
End of period.......         N/A           N/A
Number of
 Accumulation Units
 Outstanding at end
 of period..........         N/A           N/A

Balanced Subaccount
                        1993         1992
                     ----------- -------------
Accumulation Unit Value:
Beginning of period.         N/A           N/A
End of period.......         N/A           N/A
Number of
 Accumulation Units
 Outstanding at end
 of period..........         N/A           N/A

High Yield Subaccount
                        1993         1992
                     ----------- -------------
Accumulation Unit Value:
Beginning of period. $     16.21 $       13.66
End of period....... $     19.71 $       16.21
Number of
 Accumulation Units
 Outstanding at end
 of period..........  21,866,400  9,227,427.57

High Yield Bond Subaccount
                        1993         1992
                     ----------- -------------
Accumulation Unit Value:
Beginning of period.         N/A           N/A
End of period.......         N/A           N/A
Number of
 Accumulation Units
 Outstanding at end
 of period..........         N/A           N/A

Income Subaccount
                        1993         1992
                     ----------- -------------
Accumulation Unit Value:
Beginning of period. $     15.43 $       14.29
End of period....... $     17.05 $       15.43
Number of
 Accumulation Units
 Outstanding at end
 of period..........  32,678,803    16,151,473

Bond Index Subaccount
                         2002         2001        2000        1999        1998        1997        1996        1995
                     -----------  -----------  ----------- ----------- ----------- ----------- ----------- -----------
Accumulation Unit Value:
Beginning of period. $     10.00*         N/A          N/A         N/A         N/A         N/A         N/A         N/A
End of period....... $     10.71          N/A          N/A         N/A         N/A         N/A         N/A         N/A
Number of
 Accumulation
 Units Outstanding
 at end of period...   1,349,942          N/A          N/A         N/A         N/A         N/A         N/A         N/A

Limited Maturity Bond Subaccount
                         2002         2001        2000        1999        1998        1997        1996        1995
                     -----------  -----------  ----------- ----------- ----------- ----------- ----------- -----------
Accumulation Unit Value:
Beginning of period. $      9.93  $     10.00*         N/A         N/A         N/A         N/A         N/A         N/A
End of period....... $     10.39  $      9.93          N/A         N/A         N/A         N/A         N/A         N/A
Number of
 Accumulation
 Units Outstanding
 at end of period...   5,336,271      469,763          N/A         N/A         N/A         N/A         N/A         N/A

Money Market Subaccount
                         2002         2001        2000        1999        1998        1997        1996        1995
                     -----------  -----------  ----------- ----------- ----------- ----------- ----------- -----------
Accumulation Unit Value:
Beginning of period. $      1.81  $      1.76  $      1.67 $      1.61 $      1.55 $      1.48 $      1.43 $      1.36
End of period....... $      1.81  $      1.81  $      1.76 $      1.67 $      1.61 $      1.55 $      1.48 $      1.43
Number of
 Accumulation Units
 Outstanding at end
 of period..........  65,743,168   89,170,526   74,065,256  83,641,287  60,691,110  41,033,991  37,465,708  28,959,961

Bond Index Subaccount
                        1994        1993        1992
                     ----------- ----------- -----------
Accumulation Unit Value:
Beginning of period.         N/A         N/A         N/A
End of period.......         N/A         N/A         N/A
Number of
 Accumulation
 Units Outstanding
 at end of period...         N/A         N/A         N/A

Limited Maturity Bond Subaccount
                        1994        1993        1992
                     ----------- ----------- -----------
Accumulation Unit Value:
Beginning of period.         N/A         N/A         N/A
End of period.......         N/A         N/A         N/A
Number of
 Accumulation
 Units Outstanding
 at end of period...         N/A         N/A         N/A

Money Market Subaccount
                        1994        1993        1992
                     ----------- ----------- -----------
Accumulation Unit Value:
Beginning of period. $      1.33 $      1.30 $      1.27
End of period....... $      1.36 $      1.33 $      1.30
Number of
 Accumulation Units
 Outstanding at end
 of period..........  23,631,217  17,939,270  19,709,050

*The Opportunity Growth and World Growth Subaccounts commenced operations on
 January 18, 1996. The Mid Cap Growth Subaccount commenced operations on
 January 30, 1998. The Small Cap Growth, Mid Cap Select Growth, All Cap,
 Investors Growth, Growth Stock, Value and Limited Maturity Bond Subaccounts
 commenced operations on November 30, 2001. The Technology Stock, Small Cap
 Stock, Small Cap Index, Mid Cap Stock, Mid Cap Index, Capital Growth, Large
 Company Index, Balanced, High Yield Bond and Bond Index Subaccounts commenced operations on April 30, 2002.

                                                  LBVIP VARIABLE ANNUITY ACCOUNT I

                                                Statement of Additional Information
                                                        Dated April 30, 2003

                                                                For

                                        Flexible Premium Deferred Variable Annuity Contract

                                                             Issued By

                                      LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY

                     Service Center:                                    Corporate Office:
                     4321 North Ballard Road                            625 Fourth Avenue South
                     Appleton, WI 54919-0001                            Minneapolis, MN 55415-1665
                     Telephone:  800-THRIVENT                           Telephone:  800-THRIVENT
                     E-mail:  mail@thrivent.com                         E-mail:  mail@thrivent.com

This Statement of Additional  Information is not a prospectus,  but should be read in  conjunction  with the Prospectus  dated April
30, 2003 (the  "Prospectus")  describing a flexible premium deferred variable annuity contract (the "Contract")  previously  offered by Lutheran  Brotherhood  Variable  Insurance  Products  Company  ("LBVIP").  Purchase  payments  will be  allocated  to one or more
Subaccounts of LBVIP Variable  Annuity Account I (the "Variable  Account"),  a separate account of LBVIP and/or to the Fixed Account
(which is the general account of LBVIP,  and which pays interest at a guaranteed fixed rate).  Much of the information  contained in this  Statement of Additional  Information  expands upon  subjects  discussed in the  Prospectus.  A copy of the  Prospectus  may be obtained by writing to us at 4321 North  Ballard Road,  Appleton,  WI 54919,  by calling  800-THRIVENT  (847-4836),  or by accessing the Securities and Exchange Commission's Web site at www.sec.gov.

Capitalized terms used in this Statement of Additional Information that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

                                          ------------------------------------------------

Introduction
Administration of the Contracts
Distribution of the Contracts
Calculation of Performance
      Money Market Subaccount
      Other Subaccounts
      Performance Comparisons
      Standard and Poor's Disclaimer
Independent Accountants and Financial Statements
Comment on Financial Statements of LBVIP
Financial Statements of Variable Account
Financial Statements of LBVIP

                                                            INTRODUCTION

The Contract was issued by LBVIP, a stock life insurance company that is an indirect subsidiary of Thrivent Financial for
Lutherans ("Thrivent Financial"), a fraternal benefit society organized under Wisconsin law. LBVIP is offering the Contract only to persons who are eligible for membership inThrivent Financial, unless otherwise required by state law. The Contract may have been sold to or in connection with retirement plans which may or may not qualify for special federal tax treatment under the
Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of LBVIP and/or to the Fixed Account (which is the general account of LBVIP, and which pays interest at a guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of AAL Variable Product Series Fund,
Inc. or LB Series Fund, Inc. (each a "Fund", and collectively the "Funds"), which are diversified, open-end management investment companies (commonly known as "mutual funds"). The Prospectuses for the Funds that accompany the Prospectus describe the investment objectives and attendant risks of the following Portfolios of the Funds:

AAL Variable Product Series Fund, Inc.:
Technology Stock Portfolio
Small Cap Stock Portfolio
Small Cap Index Portfolio
Small Cap Value Portfolio
Mid Cap Stock Portfolio
Mid Cap Index Portfolio
International Portfolio (subadvised by Oechsle International Advisors, LLC)
Capital Growth Portfolio
Large Company Index Portfolio
Real Estate Securities Portfolio
Balanced PortfolioHigh Yield Bond Portfolio (subadvised by Pacific Investment Management Company, LLC)
Bond Index Portfolio
Mortgage Securities Portfolio

LB Series Fund, Inc.:
Opportunity Growth Portfolio
Small Cap Growth Portfolio (subadvised by Franklin Advisers, Inc.)
Mid Cap Select Growth Portfolio (subadvised by Massachusetts Financial Services Company)
Mid Cap Growth Portfolio
World Growth Portfolio (subadvised by T. Rowe Price International, Inc.)
All Cap Portfolio (subadvised by Fidelity Management & Research Company)
Growth Portfolio
Investors Growth Portfolio (subadvised by Massachusetts Financial Services Company)
Growth Stock Portfolio (subadvised by T. Rowe Price Associates, Inc.)
Value Portfolio
High Yield Portfolio
Income Portfolio
Limited Maturity Bond Portfolio
Money Market Portfolio

Additional Subaccounts (together with the related additional Portfolios of the Funds) may be added in the future. The Accumulated
Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the
Subaccounts designated.  Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by LBVIP.

                                                  ADMINISTRATION OF THE CONTRACTS

Thrivent Financial performs certain investment and administrative duties for LBVIP pursuant to a written agreement. This agreement includes services performed for the administration of the Contracts along with other insurance products issued by LBVIP. The agreement is automatically renewed each year, unless either party terminates it. Under this agreement, LBVIP pays  Thrivent
Financial for salary costs and other services and an amount for indirect costs incurred through LBVIP's use of Thrivent
Financial's personnel and facilities. During 2002, 2001, and 2000,   LBVIP paid  Thrivent Financial $16.77 million, $22.23
million, and $24.57 million,  respectively, for all services provided pursuant to this agreement.

                                                    DISTRIBUTION OF THE CONTRACTS

Thrivent Investment Management Inc. ("Thrivent Investment Mgt."), an indirect subsidiary of  Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which LBVIP and the Variable Account are also parties. The Contracts are no longer sold.

There are no special purchase plans or exchange privileges not described in the Prospectus (see "THE CONTRACTS--Transfers" in the
Prospectus).

No charge for sales expense is deducted from premiums at the time premiums are paid. However, a surrender charge, which may be deemed to be a contingent deferred sales charge, is deducted from the Accumulation Value of the Contract in the case where the
Contract is surrendered, in whole or in part, before annuity payments begin and, if certain settlement options are selected, at the time annuity payments begin, under the circumstances described in, and in amounts calculated as described in, the Prospectus under the heading "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)".

                                                     CALCULATION OF PERFORMANCE

The Variable Account may, from time to time, advertise information relating to the performance of its Subaccounts.  This information reflects the performance of a hypothetical investment in a particular Subaccount during a specified time period.  We show actual performance from the date the Subaccount began investing in its underlying fund.  We also may show hypothetical performance from the commencement date of a Fund as if the Subaccount had invested in that Fund at that time.  The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual experience of amounts invested by a particular Contract Owner.

Money Market Subaccount

Advertisements may show performance information with respect to the yield and effective yield of the Money Market Subaccount for a specified seven-day period.  Such yield quotations will be calculated by determining the Base Period Return according to the following formula:

           ( a - b ) / c

           where

           a is the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Subaccount at the beginning of the period;

           b is a hypothetical charge reflecting deductions from Contract Owner accounts; and

           c is the value of the account at the beginning of the period.

The Base Period Return is then multiplied by 365/7 to determine the yield.

The effective yield will be calculated by compounding the Base Period Return for such period by adding 1 and raising the sum to a power equal to 365/7, and subtracting 1 from the result according to the following formula:

           Effective Yield = [ ( Base Period Return + 1 ) ^ 365/7 ] - 1

In determining the net change in the value of the account as described in the preceding paragraph, all deductions that are charged to all Contract Owner accounts will be reflected in proportion to the length of the seven-day base period.  Deductions from purchase payments and surrender charges assessed will not be reflected in, and realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the Subaccount and the related portfolio company will be excluded from, the computation of yield.

The yield quotation for the Money Market Subaccount for the seven-day period ended December 31, 2002 was 0.0144%.

The annualization of a seven-day average yield is not a representation of future actual yield.

Other Subaccounts

30-Day Yield.  We may also advertise yield quotations by Subaccounts other than the Money Market Subaccount. These yield quotations are based on a 30-day (or one month) period computed by dividing the net investment income per accumulation unit earned during the period (the net investment income earned by the Fund portfolio attributable to shares owned by the Subaccount less expenses incurred during the period) by the maximum offering price per Accumulation Unit on the last day of the period, according to the following formula:

           Yield = 2 [ ( a - b + 1 ) ^ 6 - 1 ]
                         -----
                          cd

a = Net dividend and interest earned during the period by the Portfolio attributable to the Subaccount;
b = Expenses accrued for the period (net of reimbursements);
c = The average daily number of Accumulation Units outstanding during the period; and
d = The Accumulation Unit Value per unit on the last day of the period.

For fees that vary with the size of the Contract, a Contract size equal to the mean (or median) contract size has been assumed.

The annualized current yields for the 30-day base period ended December 31, 2002 were as follows:

           Balanced Portfolio:                                  1.74%
           High Yield Portfolio:                               10.16%
           High Yield Bond Portfolio:                           8.14%
           Income Portfolio:                                    3.57%
           Bond Index Portfolio:                                2.58%
           Limited Maturity Bond Portfolio:                     1.98%

Standardized and Non-standardized Average Annual Total Return.  We also may advertise average annual total return quotations for the Subaccounts finding the average annual compounded rates of return over the 1-year, 5-year or 10-year (or since inception)
periods that would equate the initial amount invested to the ending redeemable value, by equating the ending redeemable value to the product of a hypothetical initial payment of $1,000, and one plus the average annual total return raised to a power equal to the applicable number of years. We will show standardized performance from the date that the Subaccounts first invest in the
Funds, and nonstandardized performance for other periods based on a hypothetical Contract assumed to have been invested in a
Portfolio of  a Fund at the beginning of the period or when that Portfolio was first available for investment under a variable annuity contract issued by Thrivent Financial. We also may show non-standardized return which assumes that the Contract has not been surrendered and does not include the surrender charge.

Such performance data assumes that any applicable charges have been deducted from the initial $1,000 payment and includes all
recurring fees that are charged to all Contract Owners.   The performance data does not include the administrative charge of $30 deducted from any Contract for which the total of premiums paid under such Contract minus all prior surrenders is less than $5,000 and the Accumulated Value is less than $5,000.  Inclusion of the administrative charge would reduce the total return figures shown below.

Average annual total return for any specific period is not a representation of future actual results. Average annual total return assumes a steady rate of growth. Actual performance fluctuates and will vary from the quoted results for periods of time within the quoted periods.

The following formula is used to calculate both standardized and non-standardized average annual total returns:

           P ( 1 + T ) ^ n = ERV

           Where:

           P = A hypothetical initial payment of $1,000
           T = Average annual total return
           n = Number of years
           ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods
                 (or since inception of the Portfolio, if shorter)

Standardized Average Annual Total Returns through December 31, 2002 were: /1/ /2/

                                                                                   Since Inception                  Subaccount
Name of Subaccount             1 Year            5 Years           10 Years         of Subaccount                  Inception Date
---------------------------------------------------------------------------------------------------------------------------------
Opportunity Growth             -36.17             -9.58                N/A               -4.53                    January 18, 1996
Small Cap Growth               -31.72               N/A                N/A              -25.51                    November 30, 2001
Mid Cap Select Growth          -47.29               N/A                N/A              -41.07                    November 30, 2001
Mid Cap Growth                 -30.85               N/A                N/A                0.90                    January 30, 1998
World Growth                   -22.75             -4.46                N/A               -1.50                    January 18, 1996
All Cap                        -42.31               N/A                N/A              -37.56                    November 30, 2001
Growth                         -34.51             -1.61               7.40                 N/A /3/                March 8, 1988
Investors Growth               -31.27               N/A                N/A              -28.08                    November 30, 2001
Growth Stock                   -28.15               N/A                N/A              -24.56                    November 30, 2001
Value                          -27.82               N/A                N/A              -24.37                    November 30, 2001
High Yield                     -14.53             -6.68               2.03                 N/A /3/                March 8, 1988
Income                          -1.06              4.54               5.56                 N/A /3/                March 8, 1988
Limited Maturity Bond           -1.02               N/A                N/A               -0.72                    November 30, 2001
Money Market                    -5.03              2.86               3.36                 N/A /3/                February 18, 1988

/1/ There is no standardized performance for the following Subaccounts because they became effective April 30, 2003:  Small Cap
Value, International, Real Estate Securities and Mortgage Securities.

/2/ We are not showing standardized performance for the following Subaccounts because they became effective April 30, 2002:
Technology Stock,  Small Cap Stock, Small Cap Index,  Mid Cap Stock, Mid Cap Index,  Capital Growth,  Large Company Index,
Balanced, High Yield Bond, and Bond Index.

/3/ Because the Subaccount has been effective for more than 10 years, performance since inception is not shown.

Non-standardized Average Annual Total Returns through December 31, 2002 were: /4/

                                                                                     Since Inception            Portfolio
Name of Subaccount               1 Year            5 Years           10 Years          of Portfolio           Inception Date
-----------------------------------------------------------------------------------------------------------------------------------
Technology Stock                 -45.46              N/A                N/A               -36.91                 March 1, 2001
Small Cap Stock                  -25.54              N/A                N/A                -9.80                 March 1, 2001
Small Cap Index                  -20.35             1.01                N/A                 7.35                 June 14, 1995
Mid Cap Stock                    -20.90              N/A                N/A               -16.69                 March 1, 2001
Mid Cap Index                    -20.14              N/A                N/A               -10.03                 March 1, 2001
International                    -24.26              N/A                N/A                -6.38                 March 2, 1998
Capital Growth                   -27.48              N/A                N/A               -19.67                 March 1, 2001
Large Company Index              -27.22            -2.25                N/A                 7.02                 June 14, 1995
Balanced                         -15.09             1.37                N/A                 6.72                 June 14, 1995
High Yield Bond                   -6.06              N/A                N/A                -2.99                 March 2, 1998
Income                            -1.06             4.54               5.56                  N/A /5/             January 9, 1987
Bond Index                         2.63             5.71                N/A                 6.06                 June 14, 1995

Non-standardized Average Annual Total Returns (Without surrender charge) through December 31, 2002 were: /4/

                                                                                     Since Inception            Portfolio
Name of Subaccount               1 Year            5 Years           10 Years          of Portfolio           Inception Date
---------------------------------------------------------------------------------------------------------------------------------------------
Technology Stock                        -42.35              N/A                N/A               -35.31                    March 1, 2001
Small Cap Growth                        -27.82              N/A                N/A               -22.28                    November 30, 2001
Opportunity Growth                      -32.52            -9.25                N/A                -9.53                    January 18, 1996
Small Cap Stock                         -21.29              N/A                N/A                -7.51                    March 1, 2001
Small Cap Index                         -15.80             1.38                N/A                 7.35                    June 14, 1995
Mid Cap Select Growth                   -44.28              N/A                N/A               -38.51                    November 30, 2001
Mid Cap Growth                          -26.90              N/A                N/A                 1.27                    January 30, 1998
Mid Cap Stock                           -16.38              N/A                N/A               -14.57                    March 1, 2001
Mid Cap Index                           -15.59              N/A                N/A                -7.75                    March 1, 2001
International                           -19.94              N/A                N/A                -6.03                    March 2, 1998
World Growth                            -18.34            -4.11                N/A                -1.56                    January 18, 1996
All Cap                                 -39.01              N/A                N/A               -34.85                    November 30, 2001
Growth                                  -30.77            -1.25               7.40                  N/A /5/                January 9, 1987
Investors Growth                        -27.34              N/A                N/A               -24.96                    November 30, 2001
Growth Stock                            -24.04              N/A                N/A               -21.29                    November 30, 2001
Capital Growth                          -23.35              N/A                N/A               -17.63                    March 1, 2001
Value                                   -23.70              N/A                N/A               -21.09                    November 30, 2001
Large Company Index                     -23.06            -1.90                N/A                 7.02                    June 14, 1995
Balanced                                -10.25             1.74                N/A                 6.72                    June 14, 1995
High Yield                               -9.65            -6.39               2.03                  N/A /5/                November 2, 1987
High Yield Bond                          -0.70              N/A                N/A                -2.62                    March 2, 1998
Income                                    4.59             4.92               5.56                  N/A /5/                January 9, 1987
Bond Index                                8.48             6.09                N/A                 6.06                    June 14, 1995
Limited Maturity Bond                     4.63              N/A                N/A                 3.59                    November 30, 2001
Money Market                              0.39             3.23               3.36                  N/A /5/                January 9, 1987

/4/ There is no non-standardized performance for the following Subaccounts because they became effective April 30, 2003:  Small Cap
Value, Real Estate Securities and Mortgage Securities.

/5/ Because the Portfolio has been effective for more than 10 years, performance since inception is not shown.

Cumulative Total Return. Advertisements for the Contract may also include cumulative total return quotations for a Subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a Subaccount for a specified period ("Hypothetical Initial
Investment"). Such performance data will assume that any applicable charges have been  deducted from the initial $1,000 payment and include all recurring fees that are charged to all Contract Owners. Cumulative total return is calculated by finding the cumulative rates of return of the Hypothetical Initial Investment over various periods, according to the following formula and then expressing that as a percentage:

              C = (ERV/P) - 1

              Where:

              C = Cumulative total return;
              ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period; and
              P = A hypothetical initial payment of $1,000

Cumulative total returns for each Subaccount were: /6/

                                                                                     Since Inception            Portfolio
Name of Subaccount               1 Year            5 Years           10 Years          of Portfolio           Inception Date
-----------------------------------------------------------------------------------------------------------------------------
Technology Stock                       -45.46           N/A            N/A            -57.07                March 1, 2001
Small Cap Growth                       -31.72           N/A            N/A            -27.35                November 30, 2001
Opportunity Growth                     -36.17        -39.57            N/A            -27.56                January 18, 1996
Small Cap Stock                        -25.54           N/A            N/A            -17.25                March 1, 2001
Small Cap Index                        -20.35          5.17            N/A             70.82                June 14, 1995
Mid Cap Select Growth                  -47.29           N/A            N/A            -43.65                November 30, 2001
Mid Cap Growth                         -30.85           N/A            N/A              4.51                January 30, 1998
Mid Cap Stock                          -20.90           N/A            N/A            -28.48                March 1, 2001
Mid Cap Index                          -20.14           N/A            N/A            -17.69                March 1, 2001
International                          -24.26           N/A            N/A            -27.36                March 2, 1998
World Growth                           -22.75        -20.40            N/A             -9.95                January 18, 1996
All Cap                                -42.31           N/A            N/A            -40.00                November 30, 2001
Growth                                 -34.51         -7.78         104.18               N/A /7/            January 9, 1987
Investors Growth                       -31.27           N/A            N/A            -30.06                November 30, 2001
Growth Stock                           -28.15           N/A            N/A            -26.35                November 30, 2001
Capital Growth                         -27.48           N/A            N/A            -33.11                March 1, 2001
Value                                  -27.82           N/A            N/A            -26.15                November 30, 2001
Large Company Index                    -27.22        -10.77            N/A             67.00                June 14, 1995
Balanced                               -15.09          7.05            N/A             63.40                June 14, 1995
High Yield                             -14.53        -24.22          22.22               N/A /7/            November 2, 1987
High Yield Bond                         -6.06           N/A            N/A            -13.64                March 2, 1998
Income                                  -1.06         24.87          71.82               N/A /7/            January 9, 1987
Bond Index                               2.63         32.01            N/A             55.94                June 14, 1995
Limited Maturity Bond                   -1.02           N/A            N/A             -0.78                November 30, 2001
Money Market                            -5.03         15.14          39.18               N/A /7/            January 9, 1987

/6/ Cumulative total returns for the following Subaccounts are not shown because they became effective April 30, 2003:  Small Cap
Value, Real Estate Securities and Mortgage Securities.

/7/ Because the Portfolio has been effective for more than 10 years, performance since inception is not shown.

                                                      PERFORMANCE COMPARISONS

The performance of each of the Subaccounts may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds or series of mutual funds, with investment objectives similar to each of the portfolios in which the subaccounts invest. Such comparisons may be made by use of independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis, ranking such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but excluding sales charges, redemption fees or certain expense deductions at the separate account level. Some rankings are based on total returns adjusted for withdrawal or surrender charges or may consider the effects of market risk on total return performance.

Companies providing rankings that may be used in advertisements and sales literature include Lipper Analytical Services, Inc.,
Morningstar, Inc. and the Variable Annuity Research and Data Service. In addition, each Subaccount's performance may be compared in advertisements and sales literature to various benchmarks including the Standard & Poor's 500 Composite Stock Price Index,
Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, S&P MidCap 400 Index, S&P SmallCap
600 Index, Merrill Lynch High Yield Master Index, the Wilshire Small Cap Index and the Lehman Brothers Aggregate Bond Index.

The Portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan. The Portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of a Contract
Owner.

                                                   STANDARD AND POOR'S DISCLAIMER

The Contracts are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the Contracts particularly or the ability of the S&P MidCap
400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P's only relationship to Thrivent
Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600
SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the Contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contracts or in the determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by AAL, owners of the Contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500(R) or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                          INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

The financial statements of LBVIP at December 31, 2002 and for the periods indicated, appearing in this SAI and Registration
Statement have been audited by Ernst & Young LLP, independent auditors, whose address is 220 South Sixth Street, Suite 1400,
Minneapolis, Minnesota 55402, and at December 31, 2001 and for the periods indicated, by PricewaterhouseCoopers LLP, independent accountants, as set forth in their respective reports thereon appearing and incorporated by reference elsewhere herein, which are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

The financial statements of LBVIP Variable Annuity Account I at December 31, 2002 and for the year then ended, appearing in this
SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, and for the year ended December 31,
2001, by PricewaterhouseCoopers LLP, independent accountants, as set forth in their respective reports thereon appearing and incorporated by reference elsewhere herein, and are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

                                              COMMENT ON FINANCIAL STATEMENTS OF LBVIP

The financial statements of LBVIP included in this Statement of Additional Information should be considered as bearing only upon the ability of LBVIP to meet its obligations under the Contracts.  The value of the interests of Contract Owners, Annuitants and
Beneficiaries under the Contracts are affected primarily by the investment experience of the Subaccounts of the Variable Account.
The financial statements of LBVIP should not be considered as bearing on the investment performance of the assets held in the
Variable Account.

                                              FINANCIAL STATEMENTS OF VARIABLE ACCOUNT

Set forth on the following pages are the audited financial statements of the Variable Account.

Report of Independent Auditors

The Board of Directors and Contractholders
Lutheran Brotherhood Variable Insurance Products Company

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of LBVIP Variable Annuity
Account I (the Account) (comprising, respectively, the Technology Stock, Small Cap Growth, Opportunity Growth, Small Cap Stock,
Small Cap Index, Mid Cap Select Growth, Mid Cap Growth, Mid Cap Stock, Mid Cap Index, World Growth, All Cap, Growth, Investors
Growth, Growth Stock, Capital Growth, Large Company Index, Value, Balanced, High Yield, High Yield Bond, Income, Bond Index,
Limited Maturity Bond, and Money Market Subaccounts) as of December 31, 2002, and the related statements of operations and changes in net assets for the periods ended December 31, 2002 indicated herein.  These financial statements are the responsibility of the
Account's management.  Our responsibility is to express an opinion on these financial statements based on our audits.  The financial statements of the individual subaccounts of the Account as of December 31, 2001 and for the periods ended December 31,
2001 indicated herein were audited by other auditors whose report dated March 29, 2002 expressed an unqualified opinion as to their conformity with accounting principles generally accepted in the United States.

We conducted our audits in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the transfer agent.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the LBVIP Variable Annuity Account I at December 31, 2002, and the results of their operations and changes in their net assets for the periods ended December 31, 2002 indicated herein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young, LLP
-------------------------------------
Ernst & Young, LLP
Minneapolis, Minnesota
March 28, 2003

                                                   Report of Independent Accountants

To the Board of Directors of Lutheran Brotherhood
Variable Insurance Products Company and
Contract Owners of LBVIP Variable Annuity Account I

In our opinion, the statements of changes in net assets for the periods ended December 31, 2001 (appearing in this Post-Effective
Amendment No. 28 to the registration statement on Form N-4) present fairly, in all material respects, the changes in net assets of the Small Cap Growth, Opportunity Growth, Mid Cap Select Growth, Mid Cap Growth, World Growth, All Cap, Growth, Investors Growth,
Growth Stock, Value, High Yield, Income, Limited Maturity Bond, and Money Market Subaccounts of LBVIP Variable Annuity Account I for
the periods ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.
These financial statements are the responsibility of Lutheran Brotherhood Variable Insurance Products Company's management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 29, 2002

                                              LBVIP VARIABLE ANNUITY ACCOUNT I
                                             Statements of Assets and Liablities

                                                  Technology           Small Cap           Opportunity          Small Cap
                                                    Stock                Growth               Growth              Stock
As of December 31, 2002                           Subaccount           Subaccount           Subaccount          Subaccount
-----------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                            $    357,257        $   6,940,093       $   62,605,183         $  1,104,000
Receivable from LB for units issued                          -                    -                  378                    -
Receivable from LB for annuity reserve                       -                  730               22,725                    -
                                                  ---------------------------------------------------------------------------
     Total Assets                                      357,257            6,940,823           62,628,286            1,104,000

Liabilities:
Payable to LB for units redeemed                           196                  196                    -                  196
Payable to LB for annuity reserve adjustment                 -                    -                    -                   25
                                                  ---------------------------------------------------------------------------
     Total Liabilities                                     196                  196                    -                  221
                                                  ---------------------------------------------------------------------------
Net Assets                                        $    357,061        $   6,940,627       $   62,628,285         $  1,103,779
                                                  ===========================================================================
Net Assets Applicable to Annuity
  Contract Holders:
Contracts in accumulation period                  $    357,061        $   6,919,177       $   61,836,654         $  1,096,809
Reserves for contracts in annuity payment
  period (note 2)                                            -               21,450              791,631                6,970
     Net Assets                                   $    357,061        $   6,940,627       $   62,628,285         $  1,103,779
                                                  ===========================================================================
Accumulation units outstanding                          49,269              909,417            8,535,726              142,242
Unit Value (accumulation)                                $7.25                $7.61                $7.24                $7.71

Series funds, at cost                             $    375,135        $   9,057,024       $  105,309,553         $  1,199,887
Series funds shares owned                               77,874              901,393            9,013,901              125,355

                                                   Small Cap             Mid Cap              Mid Cap             Mid Cap
                                                     Index            Select Growth            Growth              Stock
As of December 31, 2002                            Subaccount           Subaccount           Subaccount          Subaccount
----------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                            $  3,598,313        $   5,999,014       $  110,453,547         $  1,004,838
Receivable from LB for units issued                                               -                1,080
Receivable from LB for annuity reserve                       -                  691               61,099                    -
                                                  ---------------------------------------------------------------------------
     Total Assets                                    3,598,313            5,999,705          110,515,726            1,004,838

Liabilities:
Payable to LB for units redeemed                           196                  196                    -                  196
Payable to LB for annuity reserve adjustment                46                    -                    -                    -
                                                  ---------------------------------------------------------------------------
     Total Liabilities                                     242                  196                    -                  196
                                                  ---------------------------------------------------------------------------
Net Assets                                        $  3,598,071        $   5,999,509       $  110,515,726         $  1,004,642
                                                  ===========================================================================
Net Assets Applicable to Annuity
  Contract Holders:
Contracts in accumulation period                  $  3,593,371        $   5,982,518       $  108,921,774         $  1,004,642
Reserves for contracts in annuity
  payment period (note 2)                                4,701               16,991            1,593,952                    -
                                                  ---------------------------------------------------------------------------
     Net Assets                                   $  3,598,071        $   5,999,509       $  110,515,726         $  1,004,642
                                                  ===========================================================================
Accumulation units outstanding                         466,879            1,013,742           10,236,124              124,386
Unit Value (accumulation)                                $7.70                $5.90               $10.64                $8.08

Series funds, at cost                             $  3,839,694        $   8,915,283       $  165,792,548         $  1,062,247
Series funds shares owned                              312,448            1,006,546           11,475,574              132,183

                                                    Mid Cap               World
                                                     Index                Growth              All Cap              Growth
As of December 31, 2002                            Subaccount           Subaccount           Subaccount          Subaccount
-----------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                            $  4,208,728        $ 105,810,140       $   12,298,028         $936,208,979
Receivable from LB for units issued                                               -                  152                3,350
Receivable from LB for annuity reserve                       -               52,490                    -              462,453
                                                  ---------------------------------------------------------------------------
     Total Assets                                    4,208,728          105,862,630           12,298,180          936,674,782

Liabilities:
Payable to LB for units redeemed                           293                  245                    -                    -
Payable to LB for annuity reserve adjustment                 3                    -                  735                    -
                                                  ---------------------------------------------------------------------------
     Total Liabilities                                     296                  245                  735                    -
                                                  ---------------------------------------------------------------------------
Net Assets                                        $  4,208,432        $ 105,862,385       $   12,297,445         $936,674,782
                                                  ===========================================================================

Net Assets Applicable to Annuity
  Contract Holders:
Contracts in accumulation period                  $  4,201,136        $ 104,165,378       $   12,229,485         $918,594,388
Reserves for contracts in annuity payment
  period (note 2)                                        7,296            1,697,007               67,960           18,080,394
                                                  ---------------------------------------------------------------------------
     Net Assets                                   $  4,208,432        $ 105,862,385       $   12,297,445         $936,674,782
                                                  ===========================================================================

Accumulation units outstanding                         525,000           11,565,723            1,946,608           25,729,422
Unit Value (accumulation)                                $8.00                $9.01                $6.28               $35.70

Series funds, at cost                             $  4,481,053        $ 148,742,836       $   18,117,192       $1,600,976,280
Series funds shares owned                              486,772           12,853,671            1,937,338           88,144,481

The accompanying notes are an integral part of these financial statements.

                                                               LBVIP VARIABLE ANNUITY ACCOUNT I
                                                       Statements of Assets and Liablities--continued

                                                     Investors               Growth              Capital            Large Company
                                                      Growth                 Stock                Growth                Index
As of December 31, 2002                             Subaccount             Subaccount           Subaccount            Subaccount
----------------------------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                           $      8,717,523      $    13,236,708     $        5,728,675       $   5,780,133
Receivable from LB for units issued                             -                    -                      -                   -
Receivable from LB for annuity reserve                        779                1,236                      -                   -
                                                ---------------------------------------------------------------------------------
     Total Assets                                       8,718,302           13,237,944              5,728,675           5,780,133

Liabilities:
Payable to LB for units redeemed                              389                  389                    389                 389
Payable to LB for annuity reserve adjustment                    -                    -                 25,223                 119
                                                ---------------------------------------------------------------------------------
     Total Liabilities                                        389                  389                 25,612                 508
                                                ---------------------------------------------------------------------------------
Net Assets                                       $      8,717,913      $    13,237,555     $        5,703,063       $   5,779,625
                                                =================================================================================
Net Assets Applicable to Annuity
  Contract Holders:
Contracts in accumulation period                 $      8,660,564      $    13,153,193     $        5,639,066       $   5,752,890
Reserves for contracts in annuity
  payment period (note 2)                                  57,349               84,362                 63,997              26,735
     Net Assets                                  $      8,717,913      $    13,237,555     $        5,703,063       $   5,779,625
                                                =================================================================================

Accumulation units outstanding                          1,182,783            1,705,359                694,748             700,953
Unit Value (accumulation)                                   $7.32                $7.71                  $8.12               $8.21

Series funds, at cost                            $     10,897,441      $    15,899,399     $        6,065,561       $   6,063,018
Series funds shares owned                               1,177,344            1,699,061                808,827             368,692

                                                                                                                     High Yield
                                                       Value                Balanced             High Yield              Bond
As of December 31, 2002                              Subaccount            Subaccount            Subaccount           Subaccount
---------------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                           $     38,247,962      $     7,668,736     $      326,675,301       $   2,110,339
Receivable from LB for units issued                             -                                       1,860
Receivable from LB for annuity reserve                      6,349                    -                233,974                   -
                                                ---------------------------------------------------------------------------------
     Total Assets                                      38,254,311            7,668,736            326,911,135           2,110,339

Liabilities:
Payable to LB for units redeemed                              871                  774                      -                 389
Payable to LB for annuity reserve adjustment                    -                2,564                      -                 816
                                                ---------------------------------------------------------------------------------
     Total Liabilities                                        871                3,338                      -               1,205
                                                ---------------------------------------------------------------------------------
Net Assets                                       $     38,253,440      $     7,665,398     $      326,911,135       $   2,109,134
                                                =================================================================================
Net Assets Applicable to Annuity
  Contract Holders:
Contracts in accumulation period                 $     37,838,228      $     7,565,081     $      319,128,068       $   2,000,017
Reserves for contracts in annuity
  payment period (note 2)                                 415,212              100,317              7,783,067             109,117
                                                ---------------------------------------------------------------------------------
     Net Assets                                  $     38,253,440      $     7,665,398     $      326,911,135       $   2,109,134
                                                =================================================================================

Accumulation units outstanding                          4,898,403              817,126             16,106,187             202,646
Unit Value (accumulation)                                   $7.72                $9.26                 $19.81               $9.87

Series funds, at cost                            $     46,628,302      $     7,929,833     $      647,156,130       $   2,076,699
Series funds shares owned                               4,936,049              601,370             74,288,284             363,119

                                                                             Bond                 Limited              Money
                                                      Income                Index              Maturity Bond           Market
As of December 31, 2002                             Subaccount            Subaccount            Subaccount           Subaccount
---------------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                           $    553,652,700      $    14,503,576     $       55,882,517       $ 120,350,301
Receivable from LB for units issued                         3,035                                           -                   -
Receivable from LB for annuity reserve                    235,159                    -                  1,105              20,814
                                                ---------------------------------------------------------------------------------
     Total Assets                                     553,890,894           14,503,576             55,883,622         120,371,115

Liabilities:
Payable to LB for units redeemed                                -                  482                  2,851                 458
Payable to LB for annuity reserve adjustment                    -               14,386                      -                   -
                                                ---------------------------------------------------------------------------------
     Total Liabilities                                          -               14,868                  2,851                 458
                                                ---------------------------------------------------------------------------------
Net Assets                                       $    553,890,894      $    14,488,708     $       55,880,771       $ 120,370,657
                                                =================================================================================
Net Assets Applicable to Annuity
  Contract Holders:
Contracts in accumulation period                 $    543,303,819      $    14,461,316     $       55,418,971       $ 119,213,695
Reserves for contracts in annuity
  payment period (note 2)                              10,587,075               27,392                461,800           1,156,962
                                                ---------------------------------------------------------------------------------
     Net Assets                                  $    553,890,894      $    14,488,708     $       55,880,771       $ 120,370,657
                                                =================================================================================
Accumulation units outstanding                         20,490,429            1,349,942              5,336,271          65,743,168
Unit Value (accumulation)                                  $26.52               $10.71                 $10.39               $1.81

Series funds, at cost                            $    556,947,125      $    14,266,246     $       55,038,301       $ 120,350,301
Series funds shares owned                              56,326,934            1,360,841              5,501,981         120,350,301

The accompanying notes are an integral part of these financial statements.

                                            LBVIP VARIABLE ANNUITY ACCOUNT I
                                                 Statements of Operations

                                                Technology              Small Cap              Opportunity             Small Cap
                                                  Stock                   Growth                 Growth                  Stock
For the year ended December 31, 2002           Subaccount/1/            Subaccount             Subaccount             Subaccount/1/
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                      $          -          $           -        $         248,601        $             -
Mortality and expense risk charges                    1,199                (69,527)                (988,988)                 4,782
                                               -----------------------------------------------------------------------------------
     Net Investment Income/(loss)                    (1,199)               (69,527)                (740,387)                (4,782)

Net realized and unrealized gain/(loss)
  on investments
Net realized gain/(loss) on investments             (27,149)              (270,884)             (13,139,887)                (5,711)
Capital gain distributions                                -                      -                        -                  2,396
Change in unrealized appreciation/
  (depreciation) of investments                     (17,878)            (2,172,008)             (23,478,192)               (95,887)
                                               -----------------------------------------------------------------------------------
     Net Gain/(Loss) on Investments                 (45,027)            (2,442,892)             (36,618,079)               (99,202)
                                               -----------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                    $    (46,226)         $  (2,512,419)          $  (37,358,466)         $    (103,984)
                                               ===================================================================================

                                                 Small Cap                Mid Cap                 Mid Cap                Mid Cap
                                                   Index               Select Growth              Growth                  Stock
For the year ended December 31, 2002            Subaccount/1/            Subaccount             Subaccount             Subaccount/1/
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                      $        270          $           -         $        223,518       $          3,144
Mortality and expense risk charges                   14,902                (63,691)              (1,607,714)                 4,165
                                               -----------------------------------------------------------------------------------
     Net Investment Income/(loss)                   (14,632)               (63,691)              (1,384,196)                (1,021)

Net realized and unrealized gain/(loss)
  on investments
Net realized gain/(loss) on investments             (10,056)              (599,953)             (16,431,856)                (6,268)
Capital gain distributions                           16,133                  9,387                        -                      -
Change in unrealized appreciation/
  (depreciation) of investments                    (241,382)            (2,974,800)             (31,125,974)               (57,409)
                                               -----------------------------------------------------------------------------------
     Net Gain/(Loss) on Investments                (235,305)            (3,565,366)             (47,557,830)               (63,677)
                                               -----------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                    $   (249,937)         $  (3,629,057)        $    (48,942,026)      $        (64,698)
                                               ===================================================================================

                                                   Mid Cap                  World
                                                    Index                   Growth                 All Cap               Growth
For the year ended December 31, 2002             Subaccount/1/            Subaccount             Subaccount            Subaccount
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                      $     23,872          $     678,383         $              -       $      8,223,103
Mortality and expense risk charges                   17,071             (1,431,586)                (130,212)           (14,326,279)
                                               -----------------------------------------------------------------------------------
     Net Investment Income/(loss)                     6,801               (753,203)                (130,212)            (6,103,176)

Net realized and unrealized gain/(loss)
  on investments
Net realized gain/(loss) on investments             (11,031)           (11,241,637)                (533,093)          (194,366,172)
Capital gain distributions                           17,197                      -                   13,674                      -
Change in unrealized appreciation/
  (depreciation) of investments                    (272,326)           (14,709,190)              (5,849,293)          (311,441,654)
                                               -----------------------------------------------------------------------------------
     Net Gain/(Loss) on Investments                (266,160)           (25,950,827)              (6,368,712)          (505,807,826)
                                               -----------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                    $   (259,359)         $ (26,704,030)        $     (6,498,924)      $   (511,911,002)
                                               ===================================================================================

/1/ Since inception, April 30, 2002

The accompanying notes are an integral part of these financial statements.

                                                   LBVIP VARIABLE ANNUITY ACCOUNT I
                                                 Statements of Operations - continued

                                                   Investors               Growth               Capital              Large Company
                                                    Growth                 Stock                 Growth                   Index
For the year ended December 31, 2002               Subaccount            Subaccount            Subaccount/1/          Subaccount/1/
-----------------------------------------------------------------------------------------------------------------------------------
Dividends                                       $      8,705          $      22,341           $       31,663         $          654
Mortality and expense risk charges                   (80,314)              (119,028)                 (22,963)               (21,382)
                                                -----------------------------------------------------------------------------------
     Net Investment Income/(loss)                    (71,609)               (96,687)                   8,700                (20,728)

Net realized and unrealized gain/(loss)
  on investments
Net realized gain/(loss) on investments             (151,560)              (234,938)                 (11,399)                (8,666)
Capital gain distributions                                 -                  1,173                        -                 29,716
Change in unrealized appreciation/
  (depreciation) of investments                   (2,187,724)            (2,678,496)                (336,886)              (282,885)
                                                -----------------------------------------------------------------------------------
     Net Gain/(Loss) on Investments               (2,339,284)            (2,912,261)                (348,285)              (261,835)
                                                -----------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                     $ (2,410,893)         $  (3,008,948)          $     (339,585)        $     (282,563)
                                                ===================================================================================

                                                                                                                     High Yield
                                                    Value               Balanced              High Yield                Bond
For the year ended December 31, 2002              Subaccount           Subaccount/1/          Subaccount             Subaccount/1/
-----------------------------------------------------------------------------------------------------------------------------------
Dividends                                       $    376,570          $         384           $   46,989,572         $       80,370
Mortality and expense risk charges                  (297,853)               (34,103)              (4,445,754)                (8,537)
                                                -----------------------------------------------------------------------------------
     Net Investment Income/(loss)                     78,717                (33,719)              42,543,818                 71,833

Net realized and unrealized gain/(loss)
  on investments
Net realized gain/(loss) on investments             (264,574)               (19,123)            (111,617,408)                (4,826)
Capital gain distributions                                 -                174,017                        -                      -
Change in unrealized appreciation/
  (depreciation) of investments                   (8,393,581)              (261,097)              25,174,563                 33,641
                                                -----------------------------------------------------------------------------------
     Net Gain/(Loss) on Investments               (8,658,155)              (106,203)             (86,442,845)                28,815
                                                -----------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                     $ (8,579,438)         $    (139,922)          $  (43,899,027)        $      100,648
                                                ===================================================================================

                                                                           Bond                 Limited                  Money
                                                  Income                   Index              Maturity Bond              Market
For the year ended December 31, 2002             Subaccount             Subaccount/1/          Subaccount              Subaccount
-----------------------------------------------------------------------------------------------------------------------------------
Dividends                                       $ 31,506,684          $     288,574           $    1,077,064         $    2,086,874
Mortality and expense risk charges                (6,545,808)               (57,807)                (384,364)            (1,533,576)
                                                -----------------------------------------------------------------------------------
     Net Investment Income/(loss)                 24,960,876                230,767                  692,700                553,298

Net realized and unrealized gain/(loss)
  on investments
Net realized gain/(loss) on investments           (2,051,613)                 7,998                   46,201                      -
Capital gain distributions                                 -                      -                        -                      -
Change in unrealized appreciation/
  (depreciation) of investments                    3,026,011                237,330                  877,093                      -
                                                -----------------------------------------------------------------------------------
     Net Gain/(Loss) on Investments                  974,398                245,328                  923,294                      -
                                                -----------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                    $ 25,935,274          $     476,095           $    1,615,994         $      553,298
                                                ===================================================================================

/1/ Since inception, April 30, 2002

The accompanying notes are an integral part of these financial statements.

                                              LBVIP VARIABLE ANNUITY ACCOUNT I
                                             Statements of Changes in Net Assets

                                        Technology
                                           Stock                Small Cap Growth                  Opportunity Growth
                                         Subaccount                Subaccount                         Subaccount
For the years ended                    12/31/2002 /1/       12/31/02       12/31/2001 /2/      12/31/02           12/31/01
-----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)           $     (1,199)     $     (69,527)    $       (996)    $    (740,387)    $   (1,043,923)
Net realized gain/(loss) from
  investment transactions                   (27,149)          (270,884)               -       (13,139,887)         5,497,642
Change in unrealized appreciation/
  (depreciation) of investments             (17,878)        (2,172,008)          55,077       (23,473,192)       (36,800,901)
                                       -------------------------------------------------------------------------------------
     Net Change in Net Assets
       Resulting from Operations            (46,226)        (2,512,419)          54,081       (37,353,466)       (32,347,182)

Unit Transactions
Proceeds from units issued                   39,072            634,085        1,002,038         2,960,145          5,904,455
Net asset value of units redeemed            (4,875)          (630,031)            (736)       (9,750,210)       (10,759,167)
Annuity benefit payments                          -             (1,409)               -           (97,854)          (116,566)
Adjustments to annuity reserves                   -                730                -            (4,818)             7,581
Transfers between subaccounts
  including fixed account                   369,090          8,198,553          195,735       (20,547,964)        (5,570,813)
                                       -------------------------------------------------------------------------------------
     Net Change in Net Assets from
       Unit Transactions                    403,287          8,201,928        1,197,037       (27,440,701)       (10,534,510)
                                       -------------------------------------------------------------------------------------
Net Change in Net Assets                    357,061          5,689,509        1,251,118       (64,794,167)       (42,881,692)

Net Assets Beginning of Period                    -          1,251,118                -       127,422,452        170,304,144
                                       -------------------------------------------------------------------------------------
Net Assets End of Period               $    357,061      $   6,940,627     $  1,251,118     $  62,628,285     $  127,422,452
                                       =====================================================================================

                                        Small Cap          Small Cap
                                          Stock              Index              Mid Cap Select Growth
                                        Subaccount         Subaccount                 Subaccount
For the years ended                    12/31/2002 /1/     12/31/2002 /1/      12/31/02       12/31/2001 /2/
---------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)           $     (4,782)     $     (14,632)    $    (63,691)    $      (1,015)
Net realized gain/(loss) from
  investment transactions                    (3,315)             6,077         (590,566)                -
Change in unrealized appreciation/
  (depreciation) of investments             (95,887)          (241,382)      (2,974,800)           58,531
                                       ------------------------------------------------------------------
     Net Change in Net Assets
       Resulting from Operations           (103,984)          (249,937)      (3,629,057)           57,516

Unit Transactions
Proceeds from units issued                   47,966            174,741          625,609         1,002,054
Net asset value of units redeemed           (13,318)          (121,513)        (485,118)           (3,762)
Annuity benefit payments                       (258)               (82)          (2,344)                -
Adjustments to annuity reserves                 (25)               (46)             691                 -
Transfers between subaccounts
  including fixed account                 1,173,397          3,794,908        8,043,504           390,416
                                       ------------------------------------------------------------------
     Net Change in Net Assets
       from Unit Transactions             1,207,763          3,848,008        8,182,342         1,388,708

Net Change in Net Assets                  1,103,779          3,598,071        4,553,285         1,446,224

Net Assets Beginning of Period                    -                  -        1,446,224                 -
                                       -------------------------------------------------------------------
Net Assets End of Period               $   1,103,779     $    3,598,071    $   5,999,509    $    1,446,224
                                       ===================================================================

                                                                              Mid Cap          Mid Cap
                                               Mid Cap Growth                  Stock            Index
                                                 Subaccount                  Subaccount       Subaccount
For the years ended                     12/31/02           12/31/01         12/31/2002 /1/   12/31/2002 /1/
----------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)           $ (1,384,196)     $  (1,241,741)    $     (1,021)    $       6,801
Net realized gain/(loss) from
  investment transactions               (16,431,856)        11,991,588           (6,268)            6,166
Change in unrealized appreciation/
  (depreciation) of investments         (31,125,974)       (59,451,966)         (57,409)         (272,326)
                                       -------------------------------------------------------------------
     Net Change in Net Assets
       Resulting from Operations        (48,942,026)       (48,702,119)         (64,698)         (259,359)

Unit Transactions
Proceeds from units issued                5,184,229         12,943,805           54,444           210,045
Net asset value of units redeemed       (16,147,298)       (16,352,849)         (21,754)         (191,714)
Annuity benefit payments                   (160,788)          (217,850)               -              (283)
Adjustments to annuity reserves             (18,613)                57                -                (2)
Transfers between subaccounts
  including fixed account               (18,212,217)        15,330,206        1,036,650         4,449,746
                                       -------------------------------------------------------------------
     Net Change in Net Assets
       from Unit Transactions           (29,354,687)        11,703,369        1,069,340         4,467,791
                                       -------------------------------------------------------------------
Net Change in Net Assets                (78,296,713)       (36,998,750)       1,004,642         4,208,432

Net Assets Beginning of Period          188,812,439        225,811,189                -                 -
                                       -------------------------------------------------------------------
Net Assets End of Period               $ 110,515,726     $  188,812,439    $   1,004,642    $    4,208,432
                                       ===================================================================

/1/ Since inception, April 30, 2002
/2/ Since inception, November, 30, 2001

The accompanying notes are an integral part of these financial statements.

                                             LBVIP VARIABLE ANNUITY ACCOUNT I
                                     Statements of Changes in Net Assets--continued

                                                    World Growth                                All Cap
                                                     Subaccount                                Subaccount
For the years ended                      12/31/2002            12/31/2001             12/31/02          12/31/2001 /2/
----------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)           $     (753,203)      $     (1,228,683)      $     (130,212)        $     (1,011)
Net realized gain/(loss) from
  investment transactions                 (11,241,637)            12,545,848             (519,419)                   -
Change in unrealized appreciation/
  (depreciation) of investments           (14,709,190)           (57,446,740)          (5,849,293)              30,130
                                       -------------------------------------------------------------------------------
     Net Change in Net Assets
       Resulting from Operations          (26,704,030)           (46,129,575)          (6,498,924)              29,119

Unit Transactions
Proceeds from units issued                  5,459,045              9,321,979            1,435,870           1,006,196
Net asset value of units redeemed         (14,081,165)           (14,419,502)          (1,248,213)                (717)
Annuity benefit payments                     (196,975)              (190,661)              (5,720)                   -
Adjustments to annuity reserves                   102                 13,522                 (735)                   -
Transfers between subaccounts
  including fixed account                 (12,995,895)            (7,000,703)          17,085,134              495,435
                                       -------------------------------------------------------------------------------
     Net Change in Net Assets
       from Unit Transactions             (21,814,888)           (12,275,365)          17,266,336            1,500,914
                                       -------------------------------------------------------------------------------
Net Change in Net Assets                  (48,518,918)           (58,404,940)          10,767,412            1,530,033

Net Assets Beginning of Period            154,381,303            212,786,243            1,530,033                    -
                                       -------------------------------------------------------------------------------
Net Assets End of Period               $  105,862,385       $    154,381,303       $   12,297,445         $  1,530,033
                                       ===============================================================================

                                                       Growth                              Investors Growth
                                                     Subaccount                               Subaccount
For the years ended                       12/31/02              12/31/01              12/31/02          12/31/2001 /2/
----------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)           $   (6,103,176)      $    (17,659,875)      $      (71,609)        $       (969)
Net realized gain/(loss) from
  investment transactions                (194,366,172)           454,819,766             (151,560)                   -
Change in unrealized appreciation/
  (depreciation) of investments          (311,441,654)          (924,473,411)          (2,187,724)               7,807
                                       -------------------------------------------------------------------------------
     Net Change in Net Assets
       Resulting from Operations         (511,911,002)          (487,313,520)          (2,410,893)               6,838

Unit Transactions
Proceeds from units issued                 29,802,892             62,632,838              735,253           1,002,539
Net asset value of units redeemed        (148,095,840)          (186,768,957)            (537,080)              (2,992)
Annuity benefit payments                   (2,219,609)            (2,753,485)              (3,262)                   -
Adjustments to annuity reserves               (83,314)                80,313                  778                    -
Transfers between subaccounts
  including fixed account                (233,322,342)           (64,052,814)           9,605,615              321,117
                                       -------------------------------------------------------------------------------
     Net Change in Net Assets
       from Unit Transactions            (353,918,213)          (190,862,105)           9,801,304            1,320,664

Net Change in Net Assets                 (865,829,215)          (678,175,625)           7,390,411            1,327,502

Net Assets Beginning of Period          1,802,503,997          2,480,679,622            1,327,502                    -
                                       -------------------------------------------------------------------------------
Net Assets End of Period               $  936,674,782       $  1,802,503,997       $    8,717,913         $  1,327,502
                                       ===============================================================================

                                                                                      Capital           Large Company
                                                   Growth Stock                       Growth               Index
                                                    Subaccount                       Subaccount          Subaccount
For the years ended                       12/31/02            12/31/2001 /2/        12/31/2002 /1/      12/31/2002 /1/
----------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)           $      (96,687)      $           (975)      $        8,700         $    (20,728)
Net realized gain/(loss)
  from investment transactions               (233,765)                     -              (11,399)              21,050
Change in unrealized appreciation/
  (depreciation) of investments            (2,678,496)                15,805             (336,886)            (282,885)
                                       -------------------------------------------------------------------------------
     Net Change in Net Assets
       Resulting from Operations           (3,008,948)                14,830             (339,585)            (282,563)

Unit Transactions
Proceeds from units issued                  1,179,070              1,002,028              208,082             616,627
Net asset value of units redeemed          (1,015,844)                     -             (229,388)            (160,333)
Annuity benefit payments                       (6,165)                     -               (2,166)              (1,209)
Adjustments to annuity reserves                 1,235                      -              (25,223)                (120)
Transfers between subaccounts
  including fixed account                  14,712,066                359,283            6,091,342            5,607,223
                                       -------------------------------------------------------------------------------
     Net Change in Net Assets
       from Unit Transactions              14,870,362              1,361,311            6,042,648            6,062,188
                                       -------------------------------------------------------------------------------
Net Change in Net Assets                   11,861,414              1,376,141            5,703,063            5,779,625

Net Assets Beginning of Period              1,376,141                      -                    -                    -
                                       -------------------------------------------------------------------------------
Net Assets End of Period               $    13,237,555      $       1,376,141      $     5,703,063        $  5,779,625
                                       ===============================================================================

/1/ Since inception, April 30, 2002
/2/ Since inception, November, 30, 2001

The accompanying notes are an integral part of these financial statements.

                                                 LBVIP VARIABLE ANNUITY ACCOUNT I
                                          Statements of Changes in Net Assets--continued

                                                     Value                      Balanced                     High Yield
                                                   Subaccount                  Subaccount                    Subaccount
For the years ended                      12/31/2002        12/31/2001 /2/     12/31/2002 /1/       12/31/02           12/31/01
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)           $      78,717      $       (1,002)    $     (33,719)    $   42,543,818      $    64,507,202
Net realized gain/(loss) from
  investment transactions                   (264,574)                  -           154,894       (111,617,408)         (51,259,731)
Change in unrealized appreciation/
  (depreciation) of investments           (8,393,581)             13,241          (261,097)        25,174,563          (38,885,444)
                                       -------------------------------------------------------------------------------------------
     Net Change in Net Assets
       Resulting from Operations          (8,579,438)             12,239          (139,922)       (43,899,027)         (25,637,973)

Unit Transactions
Proceeds from units issued                 3,670,940           1,023,361           402,493         11,668,824           21,978,726
Net asset value of units redeemed         (3,896,562)                  -          (363,150)       (53,956,296)         (62,296,889)
Annuity benefit payments                     (16,794)                  -            (2,644)          (878,191)            (957,942)
Adjustments to annuity reserves                6,349                   -            (2,564)            27,999               59,270
Transfers between subaccounts
  including fixed account                 45,166,897             866,448         7,771,185        (70,062,207)         (35,747,873)
                                       -------------------------------------------------------------------------------------------
     Net Change in Net Assets
       from Unit Transactions             44,930,830           1,889,809         7,805,320       (113,199,871)         (76,964,708)
                                       -------------------------------------------------------------------------------------------
Net Change in Net Assets                  36,351,392           1,902,048         7,665,398       (157,098,898)        (102,602,681)

Net Assets Beginning of Period             1,902,048                   -                 -        484,010,033          586,612,714
                                       -------------------------------------------------------------------------------------------
Net Assets End of Period               $  38,253,440      $    1,902,048     $   7,665,398     $  326,911,135      $   484,010,033
                                       ===========================================================================================

                                         High Yield                                                 Bond
                                            Bond                        Income                     Index
                                         Subaccount                   Subaccount                 Subaccount
For the years ended                     12/31/2002 /1/       12/31/02           12/31/01        12/31/2002 /1/
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)           $      71,833      $   24,960,876     $  31,577,639     $      230,767
Net realized gain/(loss)
  from investment transactions                (4,826)         (2,051,613)         (274,545)             7,998
Change in unrealized appreciation/
  (depreciation) of investments               33,641           3,026,011         5,780,221            237,330
                                       ----------------------------------------------------------------------
     Net Change in Net Assets
       Resulting from Operations             100,648          25,935,274        37,083,315            476,095

Unit Transactions
Proceeds from units issued                    82,135          15,717,579        28,162,718            824,679
Net asset value of units redeemed            (95,938)        (90,615,046)      (80,135,938)          (564,310)
Annuity benefit payments                      (3,602)         (1,189,609)         (770,832)            (1,428)
Adjustments to annuity reserves                 (817)             37,435            81,991            (14,386)
Transfers between subaccounts
  including fixed account                  2,026,708         (25,511,076)       37,729,983         13,768,058
                                       ----------------------------------------------------------------------
     Net Change in Net Assets
       from Unit Transactions              2,008,486        (101,560,717)      (14,932,078)        14,012,613
                                       ----------------------------------------------------------------------
Net Change in Net Assets                   2,109,134         (75,625,443)       22,151,237         14,488,708

Net Assets Beginning of Period                     -         629,516,337       607,365,100                  -
                                       ----------------------------------------------------------------------
Net Assets End of Period               $   2,109,134      $  553,890,894     $ 629,516,337     $   14,488,708
                                       ======================================================================

                                            Limited Maturity Bond                      Money Market
                                                  Subaccount                            Subaccount
For the years ended                      12/31/02          12/31/2001 /2/       12/31/02           12/31/01
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)           $     692,700      $        7,309     $     553,298     $    4,155,354
Net realized gain/(loss)
  from investment transactions                46,201                   -                 -                  -
Change in unrealized appreciation/
  (depreciation) of investments              877,093             (32,878)                -                  -
                                       ----------------------------------------------------------------------
     Net Change in Net Assets
       Resulting from Operations           1,615,994             (25,569)          553,298          4,155,354

Unit Transactions
Proceeds from units issued                 4,385,744           4,042,850        12,276,453         32,284,628
Net asset value of units redeemed         (9,350,061)            (10,595)      (40,531,422)       (32,157,620)
Annuity benefit payments                     (16,331)                  -          (111,457)           (89,520)
Adjustments to annuity reserves                1,104                   -             5,030              7,031
Transfers between subaccounts
  including fixed account                 54,579,482             658,153       (14,158,084)        27,270,880
                                       ----------------------------------------------------------------------
     Net Change in Net Assets
       from Unit Transactions             49,599,938           4,690,408       (42,519,480)        27,315,399
                                       ----------------------------------------------------------------------
Net Change in Net Assets                  51,215,932           4,664,839       (41,966,182)        31,470,753

Net Assets Beginning of Period             4,664,839                   -       162,336,839        130,866,086
                                       ----------------------------------------------------------------------
Net Assets End of Period               $  55,880,771      $    4,664,839     $ 120,370,657     $  162,336,839
                                       ======================================================================

/1/ Since inception, April 30, 2002
/2/ Since inception, November, 30, 2001

The accompanying notes are an integral part of these financial statements.

LBVIP VARIABLE ANNUITY ACCOUNT I
Notes to Financial Statements
December 31, 2002

(1) ORGANIZATION

The LBVIP Variable Annuity Account I (the Variable Account), is registered as a unit investment trust under the Investment Company
Act of 1940, and is a separate account of Lutheran Brotherhood Variable Insurance Products Company (LBVIP). LBVIP offers financial services to Lutherans and through its parent , Thrivent Financial Holdings, Inc., a wholly owned subsidiary of Thrivent Financial for Lutherans (Thrivent Financial), a fraternal benefit society.  Thrivent Financial was created through the merger of Lutheran
Brotherhood with and into Aid Association for Lutherans on January 1, 2002.  The Variable Account contains twenty-four subaccounts each of which invests in a corresponding portfolio of either the AAL Variable Product Series Fund, Inc. or the LB Series Fund, Inc.
(each a Fund and collectively the Funds) as follows:

Subaccount                                                  Series
----------                                                  ------
Technology Stock                                            AAL Variable Product Series Fund, Inc. - Technology Stock Portfolio
Small Cap Growth                                            LB Series Fund, Inc. - Small Cap Growth Portfolio
Opportunity Growth                                          LB Series Fund, Inc. - Opportunity Growth Portfolio
Small Cap Stock                                             AAL Variable Product Series Fund, Inc. - Small Cap Stock Portfolio
Small Cap Index                                             AAL Variable Product Series Fund, Inc. - Small Cap Index Portfolio
Mid Cap Select Growth                                       LB Series Fund, Inc. - Mid Cap Select Growth Portfolio
Mid Cap Growth                                              LB Series Fund, Inc. - Mid Cap Growth Portfolio
Mid Cap Stock                                               AAL Variable Product Series Fund, Inc. -  Mid Cap Stock Portfolio
Mid Cap Index                                               AAL Variable Product Series Fund, Inc. -  Mid Cap Index Portfolio
World Growth                                                LB Series Fund, Inc. - World Growth Portfolio
All Cap                                                     LB Series Fund, Inc. - All Cap Portfolio
Growth                                                      LB Series Fund, Inc. - Growth Portfolio
Investors Growth                                            LB Series Fund, Inc. - Investors Growth Portfolio
Growth Stock                                                LB Series Fund, Inc. - Growth Stock Portfolio
Capital Growth                                              AAL Variable Product Series Fund, Inc. - Capital Growth Portfolio
Large Company Index                                         AAL Variable Product Series Fund, Inc. - Large Company Index Portfolio
Value                                                       LB Series Fund, Inc. - Value Portfolio
Balanced                                                    AAL Variable Product Series Fund, Inc. - Balanced Portfolio
High Yield                                                  LB Series Fund, Inc. - High Yield Portfolio
High Yield Bond                                             AAL Variable Product Series Fund, Inc. - High Yield Bond Portfolio
Income                                                      LB Series Fund, Inc. - Income Portfolio
Bond Index                                                  AAL Variable Product Series Fund, Inc. - Bond Index Portfolio
Limited Maturity Bond                                       LB Series Fund, Inc. - Limited Maturity Bond Portfolio
Money Market                                                LB Series Fund, Inc. - Money Market Portfolio

The Funds are registered under the Investment Company Act of 1940 as a diversified open-end investment company.

The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by LBVIP.  Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of LBVIP.  The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by LBVIP.

A fixed account investment option is available  for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of  LBVIP and invested by LBVIP as allowed by applicable law.  Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the
Fund.  The cost of shares sold and redeemed is determined on the average cost method.  Dividend distributions received from the
Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

LBVIP is taxed as a life insurance company and includes its flexible premium deferred variable annuity operations in its tax return.  LBVIP anticipates no tax liability resulting from the operations of the Variable Account. Consequently, no provision for income taxes has been charged against the Variable Account.  LBVIP reserves the right to charge for taxes in the future.

Annuity Reserves

Annuity reserves are computed for currently payable contracts according to the 1983 Table A mortality table and the 2000 IAM mortality table.  The assumed interest is 3.5 percent.  Changes to annuity reserves are based on actual mortality and risk experience.  If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reimbursed to LBVIP.  If additional reserves are required, LBVIP reimburses the Variable Account.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by LBVIP less any applicable premium taxes.  No charge for sales distribution expense is deducted from premiums received.

A surrender charge is deducted from the accumulated value of the contract to compensate  LBVIP if a contract is surrendered in whole or in part during the first six years the contract is in force.  The surrender charge is 6% during the first contract year, and decreases by 1% each subsequent contract year.  For purposes of the surrender charge calculation, up to 10% of a contract's
accumulated value may be excluded from the calculation each year.   This charge is deducted by redeeming units of the subaccounts of the Variable Account.

An annual administrative charge of $30 is deducted on each contract anniversary from the accumulated value of the contract to compensate LBVIP for administrative expenses relating to the contract and the Variable Account. This charge is deducted by redeeming units of the subaccounts of the Variable Account.  No such charge is deducted from contracts which total premiums paid, less surrenders, equals or exceeds $5,000.  No administrative charge is payable during the annuity period.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate LBVIP for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.1% of the average daily net assets of the
Variable Account.

Additionally, during the year ended December 31, 2002, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund.  The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

                                         % of Average                                                          % of Average
Subaccount                                 Net Assets              Subaccount                                    Net Assets
------------------------------------------------------             --------------------------------------------------------
Technology Stock                                  0.75%            Investors Growth                                   0.80%
Small Cap Growth                                  1.00%            Growth Stock                                       0.80%
Opportunity Growth                                0.40%            Capital Growth                                     0.65%
Small Cap Stock                                   0.70%            Large Company Index                                0.32%
Small Cap Index                                   0.34%            Value                                              0.60%
Mid Cap Select Growth                             0.90%            Balanced                                           0.32%
Mid Cap Growth                                    0.40%            High Yield                                         0.40%
Mid Cap Stock                                     0.70%            High Yield Bond                                    0.40%
Mid Cap Index                                     0.35%            Income                                             0.40%
World Growth                                      0.85%            Bond Index                                         0.35%
All Cap                                           0.95%            Limited Maturity Bond                              0.40%
Growth                                            0.40%            Money Market                                       0.40%

(4) UNIT ACTIVITY

Transactions in accumulation units (including transfers among subaccounts) were as follows:

                            Technology        Small Cap      Opportunity    Small Cap       Small Cap    Mid Cap        Mid Cap
                               Stock            Growth         Growth          Stock          Index   Select Growth     Growth
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2000                 -                  -      12,756,689            -               -           -     12,171,594
    Units issued                    -            119,433       2,278,638            -               -     137,851      4,503,511
    Units redeemed                  -               (729)     (3,290,497)           -               -      (1,280)    (3,865,533)
                        --------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2001                 -            118,704      11,744,830            -               -     136,571     12,809,572
    Units issued              125,970          1,316,105       2,125,450      183,367         678,002   1,512,931      5,301,554
    Units redeemed            (76,701)          (525,392)     (5,334,554)     (41,125)       (211,123)   (635,760)    (7,875,002)
                        --------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2002            49,269            909,417       8,535,726      142,242         466,879   1,013,742     10,236,124
                        ========================================================================================================

                            Mid Cap            Mid Cap         World                                     Investors       Growth
                             Stock              Index          Growth        All Cap        Growth        Growth         Stock
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2000                 -                  -      14,909,995            -      38,005,259           -              -
    Units issued                    -                  -       2,869,400      158,943       4,158,517     132,769        149,579
    Units redeemed                  -                  -      (3,983,447)     (10,401)     (7,751,402)     (1,066)       (14,050)
                        --------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2001                 -                  -      13,795,948      148,542      34,412,374     131,703        135,529
    Units issued              169,128            745,420       6,093,960    2,931,712       5,164,383   1,657,273      2,508,304
    Units redeemed            (44,742)          (220,420)     (8,324,185)  (1,133,646)    (13,847,335)   (606,193)      (938,474)
                        --------------------------------------------------------------------------------------------------------
Units outstanding at
   December 31, 2002          124,386            525,000      11,565,723    1,946,608      25,729,422   1,182,783      1,705,359
                        ========================================================================================================

                            Capital           Large Co.                                       High      High Yield
                             Growth             Index            Value        Balanced        Yield        Bond        Income
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2000                 -                  -               -            -      25,120,689           -     25,122,916
    Units issued                    -                  -         199,746            -       2,583,276           -      5,573,571
    Units redeemed                  -                  -         (12,073)           -      (6,055,433)          -     (6,273,503)
                        --------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2001                 -                  -         187,673            -      21,648,532           -     24,422,984
    Units issued            1,007,707          1,022,839       7,219,256    1,307,043       3,742,580     324,545      7,160,806
    Units redeemed           (312,959)          (321,886)     (2,508,526)    (489,917)     (9,284,925)   (121,899)   (11,093,361)
                        --------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2002           694,748            700,953       4,898,403      817,126      16,106,187     202,646     20,490,429
                        ========================================================================================================

                             Bond             Limited                  Money
                             Index            Maturity                 Market
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2000                 -                  -               74,065,256
    Units issued                    -            488,294              102,631,981
    Units redeemed                  -            (18,531)             (87,526,711)
                        -----------------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2001                 -            469,763               89,170,526
    Units issued            2,232,279          9,130,498               93,481,223
    Units redeemed           (882,337)        (4,263,990)            (116,908,581)
                        -----------------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
   December 31, 2002        1,349,942          5,336,271               65,743,168
                        ===============================================================================================================================================

(5) Purchase and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2002 were as follows:

                                                   Purchases                          Sales
------------------------------------------------------------------------------------------------
Technology Stock                                  $    541,897                  $        139,614
Small Cap Growth                                     9,018,346                           849,531
Opportunity Growth                                   2,206,351                        30,389,674
Small Cap Stock                                      1,243,753                            38,154
Small Cap Index                                      3,940,992                            91,241
Mid Cap Select Growth                                9,530,584                         1,362,445
Mid Cap Growth                                      11,031,602                        41,694,576
Mid Cap Stock                                        1,156,706                            88,192
Mid Cap Index                                        4,625,386                           133,301
World Growth                                        10,946,495                        33,812,233
All Cap                                             18,500,885                         1,239,110
Growth                                              15,826,092                       377,895,697
Investors Growth                                    10,481,050                           698,310
Growth Stock                                        15,986,860                         1,116,747
Capital Growth                                       6,266,831                           189,872
Large Company Index                                  6,219,420                           147,739
Value                                               46,616,671                         1,246,298
Balanced                                             8,531,090                           582,134
High Yield                                          52,012,754                       123,418,427
High Yield Bond                                      2,212,426                           130,902
Income                                              36,753,280                       114,208,812
Bond Index                                          15,362,610                         1,104,362
Limited Maturity Bond                               57,271,280                         6,894,065
Money Market                                        35,325,168                        77,947,393

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the two years in the period ended December 31, 2002, follows:

Subaccount                                  2002              2001                Subaccount                                 2002              2001
-------------------------------------------------------------------------------------------------------------------------------------------------------
Technology Stock                                                                  Mid Cap Growth
Units                                         49,269                              Units                                     10,236,124        12,809,572
Unit value                                     $7.25                              Unit value                                    $10.64            $14.56
Net assets (in $millions)                       $0.4                              Net assets (in $millions)                     $110.5            $188.8
Ratio of expenses to net assets (c,d)           1.10%                             Ratio of expenses to net assets (d)             1.10%             1.10%
Investment income ratio (a)                     0.00%                             Investment income ratio                         3.97%             0.45%
Total Return (a)                              (27.49)%                            Total Return                                  (26.90)%          (20.63)%

Small Cap Growth                                                                  Mid Cap Stock
Units                                        909,417           118,704            Units                                        124,386
Unit value                                     $7.61            $10.54            Unit value                                     $8.08
Net assets (in $millions)                       $6.9              $1.3            Net assets (in $millions)                       $1.0
Ratio of expenses to net assets (c,d)           1.10%             1.10%           Ratio of expenses to net assets (c,d)           1.10%
Investment income ratio (b)                     0.00%             0.00%           Investment income ratio (a)                     0.48%
Total Return (b)                              (27.82)%            5.40%           Total Return (a)                              (19.22)%

Opportunity Growth                                                                Mid Cap Index
Units                                      8,535,726        11,744,830            Units                                        525,000
Unit value                                     $7.24            $10.74            Unit value                                     $8.00
Net assets (in $millions)                      $62.6            $127.4            Net assets (in $millions)                       $4.2
Ratio of expenses to net assets (d)             1.10%             1.10%           Ratio of expenses to net assets (c,d)           1.10%
Investment income ratio                         0.27%             0.33%           Investment income ratio (a)                     1.03%
Total Return                                  (32.52)%          (18.93)%          Total Return (a)                              (19.97)%

Small Cap Stock                                                                   World Growth
Units                                        142,242                              Units                                     11,565,723        13,795,948
Unit value                                     $7.71                              Unit value                                     $9.01            $11.03
Net assets (in $millions)                       $1.1                              Net assets (in $millions)                     $105.9            $154.4
Ratio of expenses to net assets (c,d)           1.10%                             Ratio of expenses to net assets (d)             1.10%             1.10%
Investment income ratio (a)                     0.00%                             Investment income ratio                         0.52%             0.40%
Total Return (a)                              (22.88)%                            Total Return                                  (18.34)%          (21.91)%

Small Cap Index                                                                   All Cap
Units                                        466,879                              Units                                      1,946,608           148,542
Unit value                                     $7.70                              Unit value                                     $6.28            $10.30
Net assets (in $millions)                       $3.6                              Net assets (in $millions)                      $12.3              $1.5
Ratio of expenses to net assets (c,d)           1.10%                             Ratio of expenses to net assets (c,d)           1.10%             1.10%
Investment income ratio (a)                     0.01%                             Investment income ratio (b)                     0.00%             0.00%
Total Return (a)                              (23.03)%                            Total Return (b)                              (39.01)%            3.00%

Mid Cap Select Growth                                                             Growth
Units                                      1,013,742           136,571            Units                                     25,729,422        34,412,374
Unit value                                     $5.90            $10.59            Unit value                                    $35.70            $51.57
Net assets (in $millions)                       $6.0              $1.4            Net assets (in $millions)                     $936.7          $1,802.5
Ratio of expenses to net assets (c,d)           1.10%             1.10%           Ratio of expenses to net assets (d)             1.10%             1.10%
Investment income ratio (b)                     0.00%             0.00%           Investment income ratio                         0.63%             0.23%
Total Return (b)                              (44.28)%            5.90%           Total Return                                  (30.77)%          (20.03)%

Investors Growth                                                                  Growth Stock
Units                                      1,182,783           131,703            Units                                      1,705,359           135,529
Unit value                                     $7.32            $10.08            Unit value                                     $7.71            $10.15
Net assets (in $millions)                       $8.7              $1.3            Net assets (in $millions)                      $13.2              $1.4
Ratio of expenses to net assets (c,d)           1.10%             1.10%           Ratio of expenses to net assets (c,d)           1.10%             1.10%
Investment income ratio (b)                     0.12%             0.00%           Investment income ratio (b)                     0.21%             0.00%
Total Return (b)                              (27.34)%            0.80%           Total Return (b)                              (24.04)%            1.54%

Capital Growth                                                                    High Yield Bond
Units                                        694,748                              Units                                        202,646
Unit value                                     $8.12                              Unit value                                     $9.87
Net assets (in $millions)                       $5.7                              Net assets (in $millions)                       $2.1
Ratio of expenses to net assets (c,d)           1.10%                             Ratio of expenses to net assets (c,d)           1.10%
Investment income ratio (a)                     1.01%                             Investment income ratio (a)                     6.90%
Total Return (a)                              (18.83)%                            Total Return (a)                               (1.29)%

Large Company Index                                                               Income
Units                                        700,953                              Units                                     20,490,429        24,422,984
Unit value                                     $8.21                              Unit value                                    $26.52            $25.53
Net assets (in $millions)                       $5.8                              Net assets (in $millions)                     $553.9            $629.5
Ratio of expenses to net assets (c,d)           1.10%                             Ratio of expenses to net assets (d)             1.10%             1.10%
Investment income ratio (a)                     0.02%                             Investment income ratio                         5.30%             6.13%
Total Return (a)                              (17.92)%                            Total Return                                    4.59%             6.20%

Value                                                                             Bond Index
Units                                      4,898,403           187,673            Units                                      1,349,942
Unit value                                     $7.72            $10.13            Unit value                                    $10.71
Net assets (in $millions)                      $38.3              $1.9            Net assets (in $millions)                      $14.5
Ratio of expenses to net assets (c,d)           1.10%             1.10%           Ratio of expenses to net assets (c,d)           1.10%
Investment income ratio (b)                     1.41%             0.00%           Investment income ratio (a)                     3.66%
Total Return (b)                              (23.70)%            1.35%           Total Return (a)                                7.12%

Balanced                                                                          Limited Maturity Bond
Units                                        817,126                              Units                                      5,336,271           469,763
Unit value                                     $9.26                              Unit value                                    $10.39             $9.93
Net assets (in $millions)                       $7.7                              Net assets (in $millions)                      $55.9              $4.7
Ratio of expenses to net assets (c,d)           1.10%                             Ratio of expenses to net assets (c,d)           1.10%             1.10%
Investment income ratio (a)                     0.01%                             Investment income ratio (b)                     3.12%            0.24%
Total Return (a)                               (7.41)%                            Total Return (b)                                4.63%            (0.70)%

High Yield                                                                        Money Market
Units                                     16,106,187        21,648,532            Units                                     65,743,168        89,170,526
Unit value                                    $19.81            $21.93            Unit value                                     $1.81             $1.81
Net assets (in $millions)                     $326.9            $484.0            Net assets (in $millions)                     $120.4            $162.3
Ratio of expenses to net assets (d)             1.10%             1.10%           Ratio of expenses to net assets (d)             1.10%             1.10%
Investment income ratio                        11.62%            13.00%           Investment income ratio                         1.50%             3.80%
Total Return                                   (9.65)%           (4.66)%          Total Return                                    0.39%             2.86%

(a) Commenced operations on April 30, 2002
(b) Commenced operations on November 30, 2001
(c) Annualized
(d) For the year ending December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to contract holder accounts through the redemption of units.

                                                   FINANCIAL STATEMENTS OF LBVIP

Set forth on the following pages are the audited financial statements of LBVIP.

                                       Lutheran Brotherhood Variable Insurance Products Company

                                                         Financial Statements

                                             Years Ended December 31, 2002, 2001 and 2000

ERNST & YOUNG (logo)                                                               Ernst & Young, LLP
                                                                                   220 South Sixth Street, Ste. 1400
                                                                                   Minneapolis, MN  55402-4509
                                                                                   Phone:  (612) 343-1000
                                                                                   www.ey.com

                                                   Report of Independent Auditors

The Board of Directors and Stockholder of
Lutheran Brotherhood Variable Insurance Products Company

We have audited the accompanying balance sheet of Lutheran Brotherhood Variable Insurance Products Company (LBVIP) as of December
31, 2002, and the related statements of operations, changes in stockholder's equity and cash flows for the year then ended.  These financial statements are the responsibility of LBVIP's management.  Our responsibility is to express an opinion on these financial statements based on our audit.  The balance sheet as of December 31, 2001 and the related statements of operations, changes in stockholder's equity and cash flows for the two years in the period ended December 31, 2001, were audited by other auditors whose report dated March 1, 2002, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2002 financial statements referred to above present fairly, in all material respects, the financial position of LBVIP at December 31, 2002, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

January 29, 2003

/s/ Ernst & Young, LLP
-----------------------------------
Ernst & Young, LLP

                                                        Report of Independent Accountants

To the Board of Directors and Stockholder of
Lutheran Brotherhood Variable Insurance Products Company:

In our opinion, the balance sheet as of December 31, 2001 and the related statements of operations, of stockholder's equity and of cash flows for each of the two years in the period ended December 31, 2001 (appearing in this Post-Effective Amendment No. 28 to the registration statement on Form N-4) present fairly, in all material respects, the financial position, results of operations and cash flows of Lutheran Brotherhood Variable Insurance Products Company (the "Company") at December 31, 2001 and for each of the two years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United
States of America.  These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers, LLP
-----------------------------------------------------
PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 1, 2002

                                       Lutheran Brotherhood Variable Insurance Products Company

                                                            Balance Sheets

                                                                                                     December 31
                                                                                             2002                  2001
                                                                                      --------------------  --------------------
                                                                                                   (In Thousands)

Assets
  Investments:
      Fixed maturity securities available for sale, at fair value                               $ 772,745             $ 462,466
      Contract loans                                                                               14,356                15,146
      Amounts due from broker                                                                     14,668                    21
      Total investments                                                                           801,769               477,633

  Cash and cash equivalents                                                                        48,736                26,630
  Accrued investment income                                                                         6,456                 4,855
  Deferred acquisition costs                                                                      110,742               146,135
  Other assets                                                                                     15,630                   633
  Separate account assets                                                                       2,566,420             3,781,789
                                                                                      --------------------  --------------------
Total Assets                                                                                  $ 3,549,753           $ 4,437,675
                                                                                      ====================  ====================

Liabilities and Stockholder's Equity
  Contract liabilities and accruals:
      Future contract benefits                                                                  $ 180,631             $ 154,357
      Unpaid claims and claim expenses                                                              9,407                13,440
                                                                                      --------------------  --------------------
      Total contract liabilities and accruals                                                     190,038               167,797

  Contractholder funds                                                                            504,888               273,964
  Amounts due to brokers                                                                           54,882
                                                                                                                              -
  Other liabilities                                                                                47,491                32,237
  Liabilities related to separate accounts                                                      2,562,997             3,771,637
                                                                                      --------------------  --------------------
Total Liabilities                                                                               3,360,296             4,245,635

Stockholder's Equity
  Common stock, par value $2.50 per share;
      2,000,000 shares issued and outstanding                                                       5,000                 5,000
  Additional paid-in capital                                                                       90,800                90,800
  Retained earnings                                                                                84,548                90,844
  Accumulated other comprehensive income                                                            9,109                 5,396
                                                                                      --------------------  --------------------
Total Stockholder's Equity                                                                        189,457               192,040
                                                                                      --------------------  --------------------
Total Liabilities and Stockholder's Equity                                                    $ 3,549,753           $ 4,437,675
                                                                                      ====================  ====================

See accompanying notes.

                                       Lutheran Brotherhood Variable Insurance Products Company

                                                       Statements of Operations

                                                                                    Years Ended December 31
                                                                       2002                  2001                  2000
                                                                --------------------  --------------------  --------------------
                                                                                        (In Thousands)

Revenue
      Considerations and premiums                                         $  31,556             $  39,485             $  30,077
      Contract charges                                                       47,639                58,415                69,680
      Net investment income                                                  32,763                28,864                25,224
      Net realized investment gains (losses)                                  6,264                  (11)                  (55)
                                                                --------------------  --------------------  --------------------
Total revenue                                                               118,222               126,753               124,926

Benefits and expenses
      Contract claims and other benefits                                     31,317                20,165                16,343
      Increase in contract reserves                                          25,131                33,133                25,615
      Interest credited                                                      18,622                15,377                12,105
                                                                --------------------  --------------------  --------------------
      Total benefits                                                         75,070                68,675                54,063

      Underwriting, acquisition and insurance
        expenses                                                             19,296                24,180                22,853
      Amortization of deferred acquisition costs                             35,844                36,970                16,452
                                                                --------------------  --------------------  --------------------
      Total expenses                                                         55,140                61,150                39,305
                                                                --------------------  --------------------  --------------------
Total benefits and expenses                                                 130,210               129,825                93,368
                                                                --------------------  --------------------  --------------------

Income (loss) before income taxes                                          (11,988)               (3,072)                31,558

Income taxes (benefit)                                                      (5,692)               (2,425)                 9,561
                                                                --------------------  --------------------  --------------------

Net income (loss)                                                        $  (6,296)             $   (647)             $  21,997
                                                                ====================  ====================  ====================

See accompanying notes.

                                       Lutheran Brotherhood Variable Insurance Products Company

                                             Statements of Changes in Stockholder's Equity

                                                                                               Accumulated
                                                          Additional                              other                 Total
                                           Common          paid-in          Retained           comprehensive        stockholder's
                                            stock          capital          earnings          income (loss)            equity
                                        --------------  ---------------   -------------   ----------------------  ------------------

                                                                              (in Thousands)

Balance at January 1, 2000                     $5,000         $100,800         $69,494              $   (5,331)           $ 169,963
Comprehensive income
  Net income                                        -                -          21,997                       -               21,997
  Change in unrealized gains/losses
    on securities available for sale                -                -               -                    7,583               7,583
                                                                                                                  ------------------
Total comprehensive income                                                                                                   29,580
                                        --------------  ---------------   -------------   ----------------------  ------------------

Balance at December 31, 2000                    5,000          100,800          91,491                    2,252             199,543
Comprehensive income
  Net loss                                          -                -           (647)                        -               (647)
  Change in unrealized gains/losses
    on securities available for sale                -                -              -                     3,144               3,144
                                                                                                                  ------------------
Total comprehensive income                                                                                                    2,497
                                                                                                                  ------------------
Return of capital                                   -          (10,000)             -                         -             (10,000)
                                        --------------  ---------------   -------------   ----------------------  ------------------

Balance at December 31, 2001                    5,000           90,800          90,844                    5,396             192,040
Comprehensive income
  Net loss                                          -                -          (6,296)                       -              (6,296)
  Change in unrealized gains/losses
    on securities available for sale                -                -               -                    3,713               3,713
                                                                                                                  ------------------
Total comprehensive income (loss)                                                                                            (2,583)
                                        --------------  ---------------   -------------   ----------------------  ------------------
Balance at December 31, 2002                   $5,000          $90,800         $84,548                $   9,109           $ 189,457
                                        ==============  ===============   =============   ======================  ==================

See accompanying notes.

                                       Lutheran Brotherhood Variable Insurance Products Company

                                                       Statements of Cash Flows

                                                                                            Years Ended December 31
                                                                                    2002              2001             2000
                                                                               ----------------  ---------------  ----------------
                                                                                                 (In Thousands)

Operating Activities:
     Net Income (loss)                                                               $ (6,296)         $  (647)           $21,997
     Adjustments to reconcile net income to net cash
       provided by operating activities:
          Increase in future contract benefits                                          26,274           32,334            23,370
          Increase in contractholder funds                                             214,574           59,606            42,221
          Increase (decrease) in deferred acquisition costs                             25,680           23,502           (6,052)
          Realized (gains) losses on investments                                       (6,264)               11                55
          Changes in other assets and liabilities                                      (6,886)          (7,739)            18,668
                                                                               ----------------  ---------------  ----------------
     Net cash provided by operating activities                                         247,082          107,067           100,259

Investing Activities:
     Proceeds from investments sold, matured or repaid:
          Fixed maturity securities available for sale                                 328,176           85,168            15,140
     Cost of investments acquired:
          Fixed maturity securities available for sale                               (575,170)        (172,200)          (70,570)
     Contract loans, net                                                                   790          (1,226)           (3,124)
     Investment in separate accounts, net                                               4,878          (10,000)
                                                                                                                               -
     Net cash used in investing activities                                           (241,326)         (98,258)          (58,554)

Financing Activities:
     Universal life and investment contract receipts                                    62,548            9,968            10,441
     Universal life and investment contract withdrawals                               (46,198)         (21,337)          (19,072)
     Return of capital                                                                                 (10,000)
                                                                                             -
                                                                               ----------------  ---------------  ----------------
     Net cash provided by (used in) financing activities                                16,350         (21,369)           (8,631)
                                                                               ----------------  ---------------  ----------------
Net increase (decrease) in cash and cash equivalents                                    22,106         (12,560)            33,074
Cash and cash equivalents, beginning of year                                            26,630           39,190             6,116
                                                                               ----------------  ---------------  ----------------
Cash and cash equivalents, end of year                                                $ 48,736          $26,630           $39,190
                                                                               ================  ===============  ================

See accompanying notes.

                                       Lutheran Brotherhood Variable Insurance Products Company

                                                    Notes to Financial Statements

                                                          December 31, 2002

Note 1.  Nature of Operations and Significant Accounting Policies

Nature of Operations
Lutheran Brotherhood Variable Insurance Products Company (the Company) offers primarily individual variable life and annuity products to Lutherans.  Prior to January 1, 2002, the Company, through its parent, Lutheran Brotherhood Financial Corporation (LBFC or Parent), was a wholly owned subsidiary of Lutheran Brotherhood, a fraternal benefit organization.  Effective January 1, 2002,
Lutheran Brotherhood merged with and into Aid Association for Lutherans (AAL), a Wisconsin-domiciled fraternal benefit society, pursuant to an agreement and plan of merger dated June 27, 2001.  During 2002, AAL changed its name to Thrivent Financial for
Lutherans (Thrivent Financial).  The Company is now a wholly owned subsidiary of Thrivent Financial Holdings, Inc.(Holdings), a wholly owned subsidiary of Thrivent Financial.

Basis of Presentation
The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

The significant accounting practices used in preparation of the financial statements are summarized as follows:

Investments
Investments in fixed maturities classified as available for sale are carried at fair value.  Securities classified in the available for sale category consist of those securities which the Company intends to hold for an indefinite period of time but not necessarily to maturity.  Unrealized gains and losses on securities classified as available for sale are carried net of deferred acquisition costs (DAC) and deferred taxes as a component of accumulated other comprehensive income.  When there is a decline in a security's value, which is other than temporary, the security is written down to fair value through a charge to current year earnings as a realized investment loss.

The cost of fixed maturity investments is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method.  Such amortization or accretion is included in net investment income.

Contract loans are generally valued at the aggregate unpaid balances.

Realized investment gains and losses on the sale of investments are recognized in the Statements of Income on the specific identification basis.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits.  Such costs include commissions, selling, selection and contract issue expenses.  For universal life-type and investment-type contracts, these costs are amortized in proportion to estimated margins from investment, mortality and other factors under the contracts.

Contract Liabilities and Accruals
Liabilities for future contract benefits on limited-payment contracts are determined using appropriate assumptions for investment yields, mortality and expenses, including a provision for the risk of adverse deviation.

Contractholder Funds
Reserves for future contract benefits for universal life-type and investment-type contracts consist of contract account balances before applicable surrender charges.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered for variable annuity, and variable universal life contracts, and for which the contractholder, rather than the Company, bears the investment risk.  Fees charged on separate account contractholder deposits are included in contract charges.  Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the
Balance Sheets.  Operating results of the separate accounts are not included in the Statements of Operations.

Considerations and Premiums and Contract Charges
Limited-payment contracts subject the Company to contractholder mortality risks over a period that extends beyond the premium paying period.  Certain annuities and supplementary contracts with life contingencies are considered limited-payment contracts.
Considerations are recognized as revenue when received.

Revenues for universal life-type and investment-type contracts consist of fees for mortality and expense risk and policy charges for the cost of insurance, policy administration and surrender charges assessed during the period.  Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances.

Income Taxes
The Company is included in the  consolidated  federal  income tax return of Holdings and its wholly owned  subsidiaries.  Consolidated federal income tax liabilities or credits,  including  utilization of loss  carryforwards,  are allocated among the affiliated members on a separate  company basis in accordance  with a tax-sharing  agreement  with  Holdings.  Deferred  income taxes reflect the net tax effects of temporary  differences  between the carrying  amounts of assets and  liabilities for financial  reporting  purposes and the amounts used for income tax purposes.

Reclassifications
Certain 2001 and 2000 amounts have been reclassified to conform to their 2002 presentation.

Note 2.  Investments

The Company's investments in fixed income securities are summarized as follows:

                                                                         Gross               Gross                Estimated
                                                     Amortized         Unrealized           Unrealized              Fair
                                                       Cost              Gains               Losses                 Value
                                                 ----------------- ------------------  -------------------   --------------------
                                                                                 (In Thousands)
Available for sale securities at
  December 31, 2002:
    Fixed maturity securities:
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                                    $ 256,360            $ 5,968                $   -              $ 262,328
       U.S. Treasury securities and non-
         loan-backed obligations of U.S.
         Government corporations and
         agencies                                         198,274             11,870                    -                210,144
      Corporate and other bonds                           248,329              9,853                (937)                257,245
      Mortgage & asset-backed securities                   42,327                701                    -                 43,028
                                                 ----------------- ------------------  -------------------   --------------------
Total                                                   $ 745,290            $28,392              $ (937)              $ 772,745
                                                 ================= ==================  ===================   ====================

                                                                         Gross               Gross                Estimated
                                                     Amortized         Unrealized           Unrealized              Fair
                                                       Cost              Gains               Losses                 Value
                                                 ----------------- ------------------  -------------------   --------------------
                                                                                 (In Thousands)
Available for sale securities at
  December 31, 2001:
    Fixed maturity securities:
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                                    $ 186,442            $ 3,539              $ (435)              $ 189,546
       U.S. Treasury securities and non-
         loan-backed obligations of U.S.
         Government corporations and
         agencies                                         150,047              5,266                (817)                154,496
      Corporate and  other bonds                          116,605              2,892              (1,073)                118,424
                                                 ----------------- ------------------  -------------------   --------------------
Total                                                   $ 453,094            $11,697            $ (2,325)              $ 462,466
                                                 ================= ==================  ===================   ====================

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2002, by contractual maturity, are shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            Amortized            Fair
                                                               Cost             Value
                                                         ----------------- -----------------
                                                                   (in Thousands)

Due in one year or less                                           $ 2,999           $ 3,073
Due after one year through five years                             190,119           197,329
Due after five years through ten years                            189,629           198,873
Due after ten years                                                63,856            68,114
                                                         ----------------- -----------------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                                              446,603           467,389
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                                        256,360           262,328
Mortgage and asset-backed securities                               42,327            43,028
                                                         ----------------- -----------------
Total fixed maturity securities                                  $745,290          $772,745
                                                         ================= =================

Major categories of the Company's investment income are summarized as follows:

                                                                       Years Ended December 31
                                                              2002               2001               2000
                                                        -----------------  -----------------  -----------------
                                                                            (In Thousands)

Fixed maturity securities                                       $ 30,615           $ 25,390           $ 22,490
Contract loans                                                     1,085              1,097                901
Other invested assets                                              1,109              2,408              1,853
                                                        -----------------  -----------------  -----------------
Gross investment income                                           32,809             28,895             25,244
Investment expenses                                                   46                 31                 20
                                                        -----------------  -----------------  -----------------
Net investment income                                           $ 32,763           $ 28,864           $ 25,224
                                                        =================  =================  =================

The Company's realized gains and losses on investments are summarized as follows:

                                                                                         Years Ended December 31
                                                                               2002               2001               2000
                                                                          ----------------  -----------------  -----------------
                                                                                             (In Thousands)
Securities available for sale:
      Fixed maturity securities:
         Gross realized gains                                                    $ 10,251             $    -             $    -
         Gross realized losses                                                     (3,865)                                  (52)
                                                                                                           -
Other investments, net                                                               (122)               (11)                (3)
                                                                          ----------------  -----------------  -----------------
Net realized investment gains (losses)                                            $ 6,264            $   (11)           $   (55)
                                                                          ================  =================  =================

Net unrealized gains/losses on securities available for sale included in accumulated other comprehensive income (loss) were as follows:

                                                                                               December 31
                                                                               2002               2001               2000
                                                                          ----------------  -----------------  -----------------
                                                                                             (In Thousands)
Fair value adjustment to available for sale securities,
      net of tax                                                                 $ 19,892            $ 6,466            $ 3,260
Deferred acquisition costs                                                        (10,783)            (1,070)            (1,008)
                                                                          ----------------  -----------------  -----------------
Net unrealized gains on available for
  sale securities                                                                 $ 9,109            $ 5,396            $ 2,252
                                                                          ================  =================  =================

The change in accumulated other comprehensive income due to unrealized gains/losses on securities available for sale is as follows:

                                                                                         Years Ended December 31
                                                                               2002               2001               2000
                                                                          ----------------  -----------------  -----------------
                                                                                             (In Thousands)

Fixed maturity securities available for sale, net of tax                         $ 13,426            $ 3,206           $ 11,184
Change in deferred acquisition costs                                               (9,713)               (62)            (3,601)
                                                                          ----------------  -----------------  -----------------
                                                                                  $ 3,713            $ 3,144            $ 7,583
                                                                          ================  =================  =================

The net change in unrealized gains/ losses on securities available for sale is reported net of the reclassification adjustment calculated as follows:

                                                                                         Years Ended December 31
                                                                               2002               2001               2000
                                                                          ----------------  -----------------  -----------------
                                                                                             (In Thousands)
Unrealized gains/losses on securities
  available for sale, net of tax                                                  $ 7,928            $ 3,144            $ 7,549
    Less:  reclassification adjustment for realized
      gains included in net income, net of tax                                      4,215                  -                (34)
                                                                          ----------------  -----------------  -----------------
Change in unrealized gains/losses on
  securities available for sale, net of tax                                       $ 3,713            $ 3,144            $ 7,583
                                                                          ================  =================  =================

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:

                                                                                      Years Ended December 31
                                                                           2002                2001                 2000
                                                                     ------------------  ------------------  -------------------
                                                                                           (In Thousands)

Balance at beginning of year                                                 $ 146,135           $ 169,699            $ 167,248
Capitalization of acquisition costs                                             10,164              13,468               22,504
Acquisition costs amortized                                                    (35,844)            (36,970)             (16,452)
Change due to unrealized investment gains/losses                                (9,713)                (62)              (3,601)
                                                                     ------------------  ------------------  -------------------

Balance at end of year                                                       $ 110,742           $ 146,135            $ 169,699
                                                                     ==================  ==================  ===================

Note 4.  Income Taxes

The Company's effective tax rate differs from the statutory rate primarily due to the dividends received deduction.

The Company's deferred tax assets and liabilities as of December 31, 2002 and 2001, included as a component of other liabilities, were as follows:

                                                                                                 December 31
                                                                                          2002                 2001
                                                                                   -------------------- --------------------
                                                                                                (In Thousands)
Deferred tax assets:
      Net operating loss carryforwards                                                         $     -            $   7,667
      Reserves                                                                                     854            $   1,793
      Other                                                                                      2,706                4,225
                                                                                   -------------------- --------------------
                                                                                                 3,560               13,685

Deferred tax liabilities:
      Deferred acquisition costs                                                               (39,660)             (47,976)
      Other                                                                                     (8,267)              (3,120)
                                                                                               (47,927)             (51,096)

Net deferred tax liability                                                                 $   (44,367)          $  (37,411)
                                                                                   ==================== ====================

During 2002, the Company revised its tax sharing agreement with Holdings to provide for reimbursement for utilization of the
Company's net operating losses by other members of the consolidated group.  As a result, the net operating loss carryforward as of
December 31, 2001, has been reclassified as an inter-company receivable from Holdings. The Company has a receivable as of December
31, 2002 of $10 million from Holdings related to tax benefits.

Note 5.  Statutory Deposit

Fixed maturity securities with an amortized cost value of $3 million and $3 million and a fair value of $4 million and $3 million at
December 31, 2002 and 2001, respectively, are on deposit with various state insurance departments as required by law.

Note 6.  Related Party Transactions

Thrivent Financial provides administrative services to and collects premiums and deposits for the Company.  The net receivable at
December 31, 2002 represents the premiums collected but not transferred to the Company net of unpaid balance of the administrative services provided. The net receivable (payable) was $4 million and ($1 million) at December 31, 2002 and 2001, respectively. The balances consisted of operating expenses payable of $2 million and $1 million netted with premium income receivable of $6 million and $0.4 million in 2002 and 2001, respectively.

Thrivent Financial allocated approximately $17 million, $22 million and $24 million of operating expenses to the Company in 2002,
2001 and 2000, respectively, which includes the costs for corporate officers, human resources, and other administrative and operating functions.  Thrivent Financial has agreed to provide the Company with capital requirements, if necessary.

Thrivent Investment Management Inc. (Thrivent Investment), is an affiliate of the company and became the distributor of the
Company's variable products on July 1, 2002. Thrivent Investment, as principal underwriter of the Company's variable products received commission income from the Company of approximately $4 million in 2002.  Thrivent Financial Investor Services, Inc., as
principal underwriter of the Company's variable products until July 1, 2002, received commission income from the Company of approximately $5 million, $11 million and $16 million in 2002, 2001 and 2000, respectively.

Note 7.  Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Balance Sheets for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services.  All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.
..
Contract Loans
The carrying amounts reported in the accompanying Balance Sheets for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The fair values for separate account assets are based on quoted market prices.  Estimated fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities
The fair values for the Company's liabilities under investment-type contracts, such as deferred annuities, and deposit-type contracts such as supplementary contracts without life contingencies, are estimated to be the cash surrender value payable upon immediate withdrawal.  These amounts are included in contractholder funds in the accompanying Balance Sheets.

The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                                     2002                                      2001
                                               ---------------------------------------  ---------------------------------------
                                                   Carrying            Estimated             Carrying            Estimated
                                                     Value             Fair Value             Value             Fair Value
                                               ------------------  -------------------  -------------------  ------------------
                                                                               (In Thousands)
Financial Assets:
      Fixed maturities                                 $ 772,745            $ 772,745            $ 462,466           $ 462,466
      Cash and cash equivalents                           48,736               48,736               26,630              26,630
      Contract loans                                      14,356               14,356               15,146              15,146
      Separate account assets                          2,566,420            2,566,420            3,781,789           3,781,789

Financial Liabilities:
      Deferred annuities                                 374,932              372,576              150,585             148,951
      Deposit-type contracts                             114,870              114,870              107,510             107,510
      Separate account liabilities                     2,562,997            2,562,997            3,771,637           3,771,637

Note 8.  Statutory Financial Information

Accounting practices used to prepare statutory financial statements for regulatory filing of life insurance companies differ from accounting principles generally accepted in the United States of America.  Effective January 1, 2001, the National Association of
Insurance Commissioner's adopted a revised Accounting Practices and Procedures Manual which was adopted by the State of Minnesota.
The Company had capital and surplus of $93 million and $103 million at December 31, 2002 and 2001, respectively on a statutory basis, which exceeds the minimum statutory requirements. The maximum amount of dividends which can be paid by the Company to its shareholder without prior approval of the Commissioner of Insurance may not exceed the greater of 10% of the Company's surplus as of
December 31 of the prior year or the net gain from operations of the prior year.

Note 9.  Contingent Liabilities

The Company is involved in various lawsuits and contingencies that have arisen from the normal conduct of business.  Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of the
Company.  The Company has not made any provision in the financial statements for liabilities, if any, that might ultimately result from these contingencies.

PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

    (a)   Financial Statements:

          Part A:  None.

          Part B:  Financial Statements of Lutheran Brotherhood Variable Insurance Products Company.  (3)

                   Financial Statements of LBVIP Variable Annuity Account I. (3)

    (b)   Exhibits:

          1.  Resolution of the Board of Directors of Lutheran Brotherhood Variable Insurance Products Company ("Depositor")
              authorizing the establishment of LBVIP Variable Annuity Account I ("Registrant").  (1)

          2.  Not Applicable.

          3.  Form of Distribution Agreement between Depositor and Thrivent Investment Management Inc ("Thrivent Investment
              Mgt.").  (3)

          4.  Form of Contract.  (1)

          5.  Contract Application Form.  (1)

          6.(a)  Articles of Incorporation of Depositor.  (1)

            (b)  Bylaws of Depositor.  (1)

          7.  Not Applicable.

          8.  Form of Management Service Agreement among Thrivent Financial, Thrivent Investment Mgt., and Depositor.  (1)

          9.  Opinion of Counsel as to the legality of the securities being registered (including written consent).  (3)

          10.  a) Consent of PricewaterhouseCoopers LLP. (3)

          10. (b) Consent of Ernst & Young LLP. (3)

          11. Not Applicable.

          12. Not Applicable.

          13. Computations of Performance Data.  (1)

          14. Powers of Attorney for John O. Gilbert, Bruce J. Nicholson, Woodrow E. Eno, Lawrence W. Stranghoener, Pamela J. Moret,
              James A. Thomsen, Jon M. Stellmacher and Randall L. Boushek. (2)

          15. Consent of Counsel.  (3)

________________________________

(1)      Incorporated by reference from  Post-Effective  Amendment No. 20 to the registration  statement of LBVIP Variable Annuity
         Account I, file no. 33-15974, filed April 30, 1998.
(2)      Incorporated by reference from  Post-Effective  Amendment No. 27 to the registration  statement of LBVIP Variable Annuity
         Account I, file no. 33-15974, filed April 30,2002.
(3)      Filed herewith.

Item 25.  Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable life operations, other officers of Depositor, are listed below.  Unless otherwise noted, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal                                     Positions and Offices
Business Address                                           with Depositor
-------------------------------------------------------------------------------------------------------
John O. Gilbert                                       Chairman of the Board

Bruce J. Nicholson                                     Director, President & Chief Executive Officer

Jon M. Stellmacher                                     Director and Senior Vice President
4321 North Ballard Road
Appleton, Wisconsin  54919

Lawrence Stranghoener                                  Director and Senior Vice President

Woodrow E. Eno                                         Director, Senior Vice President and Secretary

Pamela J. Moret                                        Director and Senior Vice President

James A. Thomsen                                       Director and Senior Vice President

Jennifer H. Martin                                     Senior Vice President

Frederick A. Ohlde                                     Senior Vice President
4321 North Ballard Road
Appleton, Wisconsin  54919

Randall L. Boushek                                     Vice President and Treasurer

David Anderson                                         Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919

Karl Anderson                                          Vice President

David Christopher                                      Vice President

David J. Christianson                                  Vice President

Lyle Hilker                                            Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919

Richard J. Kleven                                      Vice President and Assistant Secretary

Marnie Loomans-Thuecks                                 Vice President

James E. Nelson                                        Vice President and Assistant Secretary

Susan Oberman Smith                                    Vice President

Brenda J. Pederson                                     Vice President

Mark O. Swenson                                        Vice President

Daniel G. Walseth                                      Vice President and Assistant Secretary

David Westmark                                         Vice President and Assistant Secretary

Thomas R. Mischka                                      Vice President

Item 26.  Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor in 1984 pursuant to the laws of the State of Minnesota. The Depositor is a stock life insurance company organized under the laws of the State of Minnesota.
The Depositor is an indirect subsidiary of Thrivent Financial for Lutherans ("Thrivent Financial"), which is a fraternal benefit society organized under the laws of the State of Wisconsin.  Thrivent Financial has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of  the Depositor to each wholly-owned direct and indirect subsidiary of Thrivent
Financial. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities except Thrivent Property & Casualty Insurance Agency, Inc.

The following list shows the relationship of each company to the Depositor.

Thrivent Financial Entities                            Primary Business                                      State of Incorporation
-----------------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans                       Fraternal benefit society offering financial services     Wisconsin
                                                       and products

    Thrivent Financial Holdings, Inc.                  Holding Company with no independent operations            Delaware

         Thrivent Financial Bank                       Federally chartered bank                                  Federal Charter

         Thrivent Investment Management Inc.           Broker-dealer and investment adviser                      Delaware

         North Meadows Investment Ltd.                 Organized for the purpose of holding and investing in     Wisconsin
                                                       real estate

         AAL Service Organization, Inc.                Organized for the purpose of owning bank account          Wisconsin
                                                       withdrawal authorizations

         Lutheran Brotherhood Variable                 Life insurance company                                    Minnesota
         Insurance Products Company

         Thrivent Financial Investor                   Transfer agent for The Lutheran Brotherhood Family of     Pennsylvania
         Services, Inc.                                Funds

         Thrivent Property & Casualty Insurance        Auto and homeowners insurance company                     Minnesota
         Agency, Inc.

Item 27.  Number of Contract Owners

There were 74,655 Contract Owners at March 31, 2003.

Item 28.  Indemnification

Section 4.01 of Depositor's Bylaws; Section E, subsection (viii) of Article Seven of the AAL Variable Product Series Fund, Inc.
Articles of Incorporation; Article X of the AAL Variable Product Series Fund, Inc. Bylaws; Section 4.01 of the LB Series Fund,
Inc. First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Mgt.'s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the
Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the Funds, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section 3 of the Investment Advisory Agreement between AAL Variable Product Series Fund, Inc. and Thrivent Financial
and Section XII of the Investment Advisory Agreement between LB Series Fund, Inc. and Thrivent Financial  contain provisions in which the Funds and Thrivent Financial  mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by
Depositor, the Funds, Thrivent Financial, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, Thrivent
Financial, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

a.  Other Activity.  Thrivent Investment Mgt., the principal underwriter of the contracts, is also the distributor and investment adviser of The AAL Mutual Funds and The Lutheran Brotherhood Family of Funds.
b.  Management.  The directors and principal officers of Thrivent  Investment Mgt. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal                                        Positions and Offices
Business Address                                          with Underwriter
------------------------------------------------------------------------------------------------
John O. Gilbert                                           Director and Chairman

Bruce J. Nicholson                                        Director and President

Jon M. Stellmacher                                        Director and Senior Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Lawrence W. Stranghoener                                  Director and Senior Vice President

Woodrow E. Eno                                            Director, Senior Vice President and Secretary

Pamela J. Moret                                           Director and Senior Vice President

James A. Thomsen                                          Director and Senior Vice President

James H. Abitz                                            Senior Vice President and Chief Investment Officer
222 West College Ave.
Appleton, Wisconsin 54919-0007

Doug Ahrenstorff                                          Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Craig T. Britton                                          Vice President

David C. Francis                                          Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Charles D. Gariboldi                                      Vice President

Michael J. Haglin                                         Vice President

Frederick P. Johnson                                      Vice President

Jeffrey R. Kargus                                         Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Richard J. Kleven                                         Vice President

Katie S. Kloster                                          Vice President

Gwen L. Kuhrt                                             Vice President

Marnie Loomans-Theucks                                    Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Michael J. Mevis                                          Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Douglas B. Miller                                         Vice President

Thomas R. Mischka                                         Vice President
4321 North Ballard Road
Appleton,Wisconsin 54919-0001

James E. Nelson                                           Vice President and Assistant Secretary

Brenda J. Pederson                                        Vice President

Reginald L. Pfeifer                                       Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Brian W. Picard                                           Vice President and Deputy Chief Compliance Officer
222 West College Ave.
Appleton, Wisconsin 54919-0007

Richard B.  Ruckdashel                                    Vice President

Robert C. Same                                            Vice President and Chief Compliance Officer
222 West College Ave.
Appleton, Wisconsin
54919-007

Thomas C. Schinke                                         Vice President

Nikki L. Sorum                                            Vice President

Bryan K. Stoltenberg                                      Vice President

Terry W. Timm                                             Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

David L. Westmark                                         Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Anita J.T. Young                                          Vice President

Brett L. Agnew                                            Assistant Secretary

Marlene J. Nogle                                          Assistant Secretary

John C. Bjork                                             Assistant Secretary

Peter E. Schifsky                                         Assistant Secretary

c.  Compensation from Registrant.  Not applicable.

Item 30.  Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis,
Minnesota 55415; 4321 North Ballard Road, Appleton, Wisconsin 54919-0001; and 222 West College Avenue, Appleton, Wisconsin
54919-0007.

Item 31.  Management Services

Not Applicable.

Item 32.  Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the
Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts.  In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the
requirements for such reliance have been complied with by Registrant.

Lutheran Brotherhood Variable Insurance Products Company hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 33-15974, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Lutheran Brotherhood Variable Insurance Products Company.

SIGNATURES

Pursuant to  the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of April, 2003.

                                                                        LBVIP VARIABLE ANNUITY ACCOUNT I
                                                                                 (Registrant)

                                                                        By  LUTHERAN BROTHERHOOD VARIABLE
                                                                               INSURANCE PRODUCTS COMPANY
                                                                                    (Depositor)

                                                                        By                          *
                                                                             -----------------------------------------------------
                                                                             Bruce J. Nicholson
                                                                             President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of April, 2003.

                                                                        LUTHERAN BROTHERHOOD VARIABLE
                                                                        INSURANCE PRODUCTS COMPANY
                                                                              (Depositor)

                                                                        By                          *
                                                                             -----------------------------------------------------
                                                                             Bruce J. Nicholson
                                                                             President and Chief Executive Officer

Pursuant to the  requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on the
28th day of April, 2003 by the following directors and officers of Depositor in the capacities indicated:

                  *                       President and Chief Executive Officer
     ----------------------------         (Chief Executive Officer)
     Bruce J. Nicholson

                  *                       Vice President
     ----------------------------         (Principal Financial Officer)
     Lawrence W. Stranghoener

                  *                       Vice President
     ----------------------------         (Principal Accounting Officer)
     Randall L. Boushek

A Majority of the Board of Directors:*

     John O. Gilbert
     Bruce J. Nicholson
     Woodrow E. Eno
     Pamela J. Moret
     Jon M. Stellmacher
     Lawrence W. Stranghoener
     James A. Thomsen

* John C. Bjork, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Lutheran Brotherhood Variable Insurance Products Company pursuant to a power of attorney duly executed by such persons filed herewith.

                                           By:  /s/ John C. Bjork
                                           ------------------------------
                                           John C. Bjork, Attorney-in-Fact

                                        INDEX TO EXHIBITS
                                    LBVIP VARIABLE ANNUITY ACCOUNT I

EXHIBIT NO.
-----------
    EX-23             Form of Distribution Agreement

    EX-23             Consent of Ernst & Young LLP, Independent Auditors.

    EX-23             Consent of PricewaterhouseCoopers LLP , Independent Accountants.

    EX-23             Consent of Counsel.